As filed with the Securities and Exchange Commission on July 25, 2018
Securities Act Registration No. 333-217430
Investment Act Registration No. 811-23248

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	AMENDMENT NO. 1

____________________

Tortoise Essential Assets Income Term Fund
Registrant Exact Name as Specified in Charter
____________________

11550 Ash Street, Suite 300
Leawood, Kansas 66211
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(913) 981-1020
Registrant’s Telephone Number, including Area Code
____________________

P. Bradley Adams
11550 Ash Street, Suite 300
Leawood, Kansas 66211
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
____________________

Copies of Communications to:

Deborah Bielicke Eades
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
____________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
☐	Check box if any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.
It is proposed that this filing will become effective (check appropriate box)
☐	When declared effective pursuant to section 8(c)
____________________
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
	Amount	Maximum	Maximum	Amount of
Title of Securities	Being	Offering Price	Aggregate	Registration
Being Registered	Registered	Per Unit	Offering Price(1)	Fee(2)
Common shares of beneficial interest, $0.001 par value per share			$100,000	$11.59
____________________

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Previously paid.
____________________

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Prospectus dated July 25, 2018

Shares

Tortoise Essential Assets Income Term Fund
Common Shares of Beneficial Interest

Investment Objective. Tortoise Essential Assets Income Term Fund (the “Fund,” “we,” “us” or “our”) is a newly organized, non-diversified, closed-end management investment company. Our investment objective is to provide our common shareholders current income with the potential for capital appreciation. We cannot assure you that we will achieve our investment objective.

Investment Strategies. We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments, particularly in social infrastructure, sustainable infrastructure and energy infrastructure. Our investment portfolio generally will be comprised of the following:

●

Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in energy-related issuers, including securities of issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities and securities of private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private non-profit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments.

●

Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of master limited partnerships (“MLPs”) and of limited liability companies (“LLCs”) and preferred equity.

●

Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an initial emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

Under normal conditions, up to 70% of our total assets may be invested in private investments.

Market Opportunity. In a world increasingly prone to rapid change, we believe that essential assets and services such as social infrastructure, sustainable infrastructure and energy infrastructure will continue to experience growth throughout cycles. There is currently a significant need for capital investment in social infrastructure projects to expand and enhance education and healthcare systems, sustainable infrastructure projects to replace the U.S. electrical grid, particularly through wind and solar power, and to improve global water systems and energy infrastructure projects to build out the critical pipeline network. In our view, the need for such investment in essential assets also creates an opportunity for investors to participate in the ongoing growth of these sectors while achieving attractive income potential. These assets are generally long-lived with low obsolescence risk, high barriers to entry and relatively inelastic demand across the business cycle and offer potential for inflation protection.

The Fund is intended to provide investors with exposure to essential assets in a range of sectors and across the capital structure, including access to private investments that may not otherwise be widely available to many investors. The Fund will have an emphasis on income-generating investments in social infrastructure, sustainable infrastructure and energy infrastructure. It will provide investors with access to the skill and experience of the Tortoise platform with deep expertise in essential assets and income investing. By providing access to assets that are less correlated to the broader market, the Fund seeks to reduce volatility and produce better risk-adjusted returns with a steady income stream.

Term. Our Declaration of Trust provides that the Fund will terminate on          , [•] (such date, including any extension, the “Termination Date”); provided, that if our Board of Trustees believes that, under then-current market conditions, it is in the best interests of the Fund to do so, our Board of Trustees may vote to extend the Termination Date (1) once for a period of up to one year (i.e., up to          , [•]), and (2) again for a period of up to one additional year (i.e., up to          , [•]), in each case without a vote of our shareholders. On or before the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date.

In addition, as of a date within 12 months before the Termination Date, our Board of Trustees may cause the Fund to conduct a tender offer open to all shareholders to purchase our common shares of beneficial interest (“common shares”) at a price equal to the net asset value per share on the expiration date of the tender offer (an “Eligible Tender Offer”). Our Board of Trustees has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure our continued viability (the “Termination Threshold”). If the number of properly tendered shares would result in our net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, we will begin (or continue) liquidating our investment portfolio and proceed to terminate on the Termination Date. If the number of properly tendered common shares would result in our net assets totaling greater than the Termination Threshold, we will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, our Board of Trustees may vote to eliminate the Termination Date without a vote of our shareholders.

Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time. Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, given the nature of certain of our investments, the amount actually distributed may be less than our net asset value per share on the Termination Date or upon completion of an Eligible Tender Offer. See “Risk Factors—Investment Risks—General—Limited Term Risk.”

No Prior History. Prior to this offering, there has been no public or private market for our common shares. Our common shares have been approved for listing on the New York Stock Exchange under the trading or “ticker” symbol “      ,” subject to notice of issuance.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page [•] of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. This discount risk may be greater for initial investors expecting to sell shares shortly after the completion of this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per	Total(1)
Share
Public offering price	$	$
Sales load(2)	$	$
Proceeds, before expenses, to us(3)	$	$

The underwriters expect to deliver the common stock to purchasers on or about           , 2018.

The date of this prospectus is           , 2018.

____________________

(1)	The underwriters named in this prospectus have the option to purchase up to additional common shares at the public offering price, less the sales load, within days from the date of this prospectus to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price, sales load and proceeds, before expenses, to us will be $ , $ and $ , respectively. See “Underwriting.”
(2)	Tortoise Capital Advisors, L.L.C., our investment adviser, has agreed to pay from its own assets a structuring fee to . The aggregate amount of this payment is $ and this payment is not reflected under sales load in the table above. The sum of all compensation to the underwriters in connection with this public offering of common shares, including the sales load, the structuring fee and all forms of additional payments to the underwriters, will not exceed [1.00]% of the total public offering price of the common shares sold in this offering. See “Underwriting—Additional Compensation to be Paid by Our Adviser.”
(3)

In addition to the sales load, we will pay, and our shareholders will bear, offering costs of up to $           per share, estimated to total approximately $           ($           , if the underwriters exercise the over-allotment option in full), which will reduce the “Proceeds, before expenses, to us.” Tortoise Capital Advisors, L.L.C., our investment adviser, has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the investment adviser for the marketing of our common shares) exceeds $           per share.

Distributions. We intend to make quarterly cash distributions of our investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, if any, to common shareholders. In addition, on an annual basis, we intend to distribute net capital gains realized during the fiscal year in the last calendar quarter. Our quarterly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. See “Distributions.”

Leverage. The borrowing of money and issuance of preferred shares of beneficial interest (“preferred shares”) and debt securities represent the leveraging of our common shares. We reserve the right at any time to use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended. We anticipate that our leverage will consist of borrowings pursuant to a credit facility, fixed- or floating-rate notes and preferred shares. See “Risk Factors—Operational Risks—Leverage Risk.”

Investment Adviser and Subadviser. Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in actively managed essential asset investing. Our Adviser will be responsible for overseeing our overall investment strategy and its implementation.

The portion of our total assets invested from time to time in directly originated social infrastructure securities, corporate bonds and notes, bank loans and loan participations will be managed by our investment subadviser, Tortoise Credit Strategies, LLC (the “Subadviser”), a registered investment adviser specializing in actively managed portfolios of fixed income securities. Our Adviser will manage the remaining portion of our total assets. Our Subadviser is an affiliate of our Adviser.

An Investment Committee of our Adviser, comprised of representatives of our Adviser and our Subadviser, will provide strategic oversight and determine the allocation of our investment portfolio between private investments, listed equity securities and corporate debt securities, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common shareholders.

This prospectus sets forth the information about the Fund that you should know before investing. You should read this prospectus before deciding whether to invest in our securities. You should retain this prospectus for future reference. A statement of additional information, dated           , 2018, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page [•] of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make shareholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also will be available on our Adviser’s website at http://www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents that we have filed with the SEC at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information for free on the EDGAR database, including other material incorporated by reference into this prospectus, from the SEC’s website (http://www.sec.gov). You also may e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until           , 2018 (25 days after the date of this prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities and other investments that we hold from time to time; the time necessary to fully invest the proceeds of this offering; the conditions in the U.S. and international financial, infrastructure, energy, municipal and other markets; the level and volatility of commodity prices and interest rates; the effectiveness of our covered call option overlay strategy; the price at which our shares will trade in the public markets; and other factors.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

-i-

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
THE FUND	1
SUMMARY OF FUND EXPENSES	15
THE FUND	17
USE OF PROCEEDS	17
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	17
RISK FACTORS	35
LEVERAGE	58
MANAGEMENT OF THE FUND	61
DETERMINATION OF NET ASSET VALUE	69
DISTRIBUTIONS	71
AUTOMATIC DIVIDEND REINVESTMENT PLAN	72
DESCRIPTION OF SECURITIES	74
CERTAIN PROVISIONS IN OUR DECLARATION OF TRUST AND BYLAWS	77
CLOSED-END COMPANY STRUCTURE	80
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	81
UNDERWRITING	93
ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT	97
LEGAL MATTERS	97
AVAILABLE INFORMATION	97
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	98

You should rely only on the information contained or incorporated by reference in this prospectus in making your investment decisions. Neither we nor the underwriters have authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is accurate only as of the date on its cover. Our business, financial condition and prospects may have changed since such date. We will advise investors of any material changes.

-ii-

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page [•] of this prospectus.

THE FUND

We are a newly organized, non-diversified, closed-end management investment company. Our investment objective is to provide our common shareholders current income with the potential for capital appreciation. We cannot assure you that we will achieve our investment objective.

Our Adviser and Subadviser

Through its family of companies, including our investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), and our investment subadviser, Tortoise Credit Strategies, LLC (the “Subadviser”), Tortoise Investments, LLC (“Tortoise”) provides investors access to differentiated active and passive investment solutions and market insights. Tortoise’s expertise spans energy investing across the entire energy value chain, sustainable infrastructure including wind, solar and battery storage assets as well as water infrastructure, credit investing, direct lending to social infrastructure projects and index construction. Through a variety of investment vehicles, Tortoise provides access to a wide range of client solutions, focused on their evolving needs. Tortoise, through its family of registered investment advisers, had $           billion assets under advisement as of June 30, 2018.

Our investment adviser is Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in actively managed essential asset investing. Our Adviser will be responsible for overseeing our overall investment strategy and its implementation.

The portion of our total assets invested from time to time in directly originated social infrastructure securities, corporate bonds and notes, bank loans and loan participations will be managed by our investment subadviser, Tortoise Credit Strategies, LLC, a registered investment adviser specializing in actively managed portfolios of fixed income securities. Our Adviser will manage the remaining portion of our total assets. Our Subadviser is an affiliate of our Adviser.

For more information about our Adviser and Subadviser, see “Management of the Fund—Investment Adviser and Subadviser.”

The Offering

We are offering           common shares of beneficial interest (“common shares”) at $           per share through a group of underwriters (the “Underwriters”) led by           and           . You must purchase at least 100 common shares in this offering. We have given the Underwriters an option to purchase up to           additional common shares to cover orders in excess of           common shares. See “Underwriting.” Our Adviser, has agreed to pay all of our organizational expenses and the amount by which the aggregate of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of our Adviser for the marketing of our common shares) exceeds $           per share.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our common shares. An investment in our common shares is not appropriate for all investors and is not intended to be a complete investment program. We may be an appropriate investment for investors who are seeking:

●	A source of current income as well as the potential for capital appreciation;
●	Exposure to essential assets issuers in a range of sectors and across the capital structure;
●	Access to private investments that may not otherwise be widely available to many investors;
●	A fund with a guaranteed liquidity event occurring within ten years;
●	Potential diversification of an investor’s investment portfolio;
●	Professional securities selection and active management by an experienced investment team that has managed essential assets investments across various business cycles;
●	A fund managed by a market leader in essential asset and income investing;
●	A fund with potential for inflation protection; and
●	A fund with socially responsible investment strategies.

An investment in our common shares involves a high degree of risk. Investors could lose some or all of their investment. See “Risk Factors.”

Investment Strategies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments, particularly in social infrastructure, sustainable infrastructure and energy infrastructure. Our investment portfolio generally will be comprised of the following:

●

Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in energy-related issuers, including issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities, and securities of private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments (collectively, “Private Investments”).

●

Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of master limited partnerships (“MLPs”) and of limited liability companies (“LLCs”) and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, energy infrastructure and broader energy and water sectors. We may invest in securities of any market capitalization, including small- and mid-capitalization companies. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio.

●

Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an initial emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

Under normal conditions, up to 70% of our total assets may be invested in Private Investments. Securities will no longer be considered private for purposes of this policy once they are registered or otherwise tradeable without restriction.

We consider an issuer to be operating in an essential asset sector if (1) at least 50% of its assets are dedicated to, or at least 50% of its cash flow or revenue is derived from, one or more essential asset sectors, including the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water, telecommunications, human services and social services sectors; or (2) it is otherwise determined by our Adviser or our Subadviser to be an issuer in one of the sectors mentioned above by (i) its classification or inclusion in an index related to that industry or sector, (ii) its Global Industry Classification Standard (“GICS”) classification or (iii) its assignment of a related code under the Standard Industrial Classification (“SIC”) system.

An Investment Committee of our Adviser, comprised of representatives of our Adviser and our Subadviser, will provide strategic oversight and determine the allocation of our investment portfolio between Private Investments, listed equity securities and corporate debt securities, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes from time to time without prior approval from or notice to our common shareholders. Portfolio management teams of our Adviser and our Subadviser will be responsible for the day-to-day management of their respective sleeves of our investment portfolio.

Private Investments

Under normal conditions, up to 70% of our total assets may be invested in private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) Private Investments in energy-related issuers, including securities of issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities and private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public non-profit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments.

Equity and Debt Investments in Private Clean Energy-Related Issuers. We may make equity and debt investments in private clean energy-related issuers. These issuers may include (1) private, middle-market companies whose activities focus on the generation of power from renewable sources, such as utility-scale and distributed solar power; utility-scale wind, hydroelectric and geothermal power; the generation of power from natural gas; the development of other clean energy sources, such as landfill gas; the provision of storage and transmission services in connection with the provision of clean energy; the development of sustainable energy infrastructure; and efforts to increase energy efficiency; and (2) joint ventures and special purpose vehicles established with such companies to design, develop and operate specific projects relating to the generation, storage and transmission of clean energy.

Our Adviser will seek to invest in private clean energy-related companies that have (1) high-quality, long-lived, sustainable assets using proven technologies; (2) regulatory mandates, favorable growth trends and long-term revenue contracts with creditworthy counterparties; (3) assets with competitive cost positions that provide essential services; and (4) proven management teams, operators, developers and investment partners.

Private Energy Investments. We may make private energy investments in securities of issuers with public equity (“PIPEs”), structured preferred securities and securities of private companies in essential asset sectors, with an expected emphasis on the energy and energy infrastructure sectors. These securities generally will consist of common units of MLPs and common units of LLCs, preferred equity and common stock. These transactions generally will result either in our directly acquiring restricted stock or in our acquiring a restricted security or other instrument that is convertible into restricted or registered stock. In evaluating opportunities for private energy investments, our Adviser generally will use the same criteria it uses to seek investments in listed equity securities, as discussed above.

Directly Originated Social Infrastructure Securities. Social infrastructure assets and services include primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; senior, student, affordable, military and other housing facilities; industrial infrastructure and utility projects; and nonprofit and civic facilities. Issuers of social infrastructure securities and obligations may include governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private non-profit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds.

Securities in the education sector include those issued in connection with PreK-12, post-secondary, job training institutions (including private, parochial, charter, vocational and technical, community/junior colleges, and small private colleges and universities). Securities in the healthcare sector include those issued in connection with senior care and housing, hospitals and medical care providers (including rehab, psychiatric and substance-abuse) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). Securities in the industrial infrastructure sectors include those issued in connection with industrial plants and projects, including solid waste disposal, recycling and waste-to-energy. Securities in the housing sector include those issued in connection with seniors, students, affordable housing (including apartments, multi-family and single family), military and mobile-home park builders and operators.

Our Subadviser will manage our investments in directly originated social infrastructure securities and will seek to invest in social infrastructure providers that have (1) seasoned management teams with industry expertise and independent governance structures using best practices; (2) operating profiles with operational effectiveness and favorable statutory and regulatory environments; (3) financial resources and flexibility with an ability to manage debt; and (4) demonstrated demand.

We may invest in debt securities of any maturity and credit quality but expect to primarily invest in “high yield” securities. High yield securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by our Subadviser to be of comparable credit quality.

Under current market conditions, it is anticipated that we will primarily invest in directly originated securities. We also may purchase securities in the secondary market.

Listed Equity Securities

Our investments in listed equity securities will include securities that are publicly traded on an exchange or in the over-the-counter (“OTC”) market. These securities may consist primarily of common stock, common units of MLPs and common units of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, energy infrastructure and broader energy and water sectors. We may invest in securities of any market capitalization, including small- and mid-capitalization companies. We may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Our Adviser’s investment strategy targets listed equity securities of essential asset companies with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.

We will seek to provide current income from gains earned through an option overlay strategy. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio (“covered calls”). The notional amount of such covered calls is expected to initially be approximately 10% to 30% of our listed equity investments, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium we receive, we give up the potential appreciation above the exercise price in the market value of the security or securities underlying the covered calls. Therefore, we may forego the potential appreciation for part of our listed equity investments in exchange for the call premium received.

Corporate Debt Securities

We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis.

Our Subadviser’s investment strategy uses a combination of top down analysis of the global economy, interest rate and business cycles as well as bottom up research on sectors, industries and issuers to adjust the duration and quality of portfolio holdings as well as increase or decrease our exposure to various sectors, industries and issuers over time based upon our Subadviser’s views on the business cycle. Our Subadviser’s portfolio management team can invest across the credit ratings spectrum from AAA to CCC in an effort to maximize returns in a rising market while preserving principal in down markets. Our Subadviser utilizes bank loans both opportunistically and strategically to invest in specific issuers, gain exposure to floating-rate assets, or move up in an issuer’s capital structure (loans are normally secured by an issuer’s assets while high yield bonds are typically unsecured). Our Subadviser’s credit research team members analyze their assigned industries across the capital structure and ratings spectrum within a global economic context and build a viewpoint of the competitive landscape within each industry group by reviewing broad macro trends, as well as issuer-specific trends, including profitability, specific competitive threats and other factors. Credit research analysts conduct a wide variety of activities to investigate the creditworthiness of specific corporate issuers, including the review of an issuer’s business operations, competitive positioning, financial performance, capital structure, management policies and ability to generate cash flow and service debt obligations.

For more information about our investment strategies, see “Investment Objective and Principal Investment Strategies.”

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Fund. We may invest either directly or indirectly through the Subsidiaries. We may invest an aggregate of up to [25]% of our total assets in Subsidiaries. We typically expect to invest indirectly through the Subsidiaries if our Adviser believes it is desirable to do so to comply with the requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”). We initially anticipate investing in [•] indirectly through the Subsidiaries. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and will not be subject to all of the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by our Adviser and have the same investment objective as the Fund. However, our Adviser will not receive an additional management fee for any services provided to any Subsidiary. We will look through any Subsidiaries for purposes of compliance with our investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody. See “Investment Objective and Principal Investment Strategies—Investment Securities—Subsidiaries” and “Risk Factors—Operational Risks—Subsidiary Risk.”

Term

Our Declaration of Trust provides that the Fund will terminate on           , [•] (such date, including any extension, the “Termination Date”); provided, that if our Board of Trustees determines that, under then-current market conditions, it is in the best interests of the Fund, our Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, vote to extend the Termination Date (1) once for a period of up to one year (i.e., up to           , [•]), and (2) again for a period of up to one additional year (i.e., up to           , [•]), in each case upon provision of at least 60 days’ prior written notice to shareholders. Notwithstanding the foregoing, if our Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer (as defined below), our Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for our perpetual existence, subject to the terms and conditions described below.

Eligible Tender Offer: As of a date within 12 months before the Termination Date, our Board of Trustees may cause the Fund to conduct a tender offer open to all common shareholders to purchase our common shares at a price equal to the net asset value per share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, we will offer to purchase all outstanding common shares held by each shareholder. Our Board of Trustees has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure our continued viability (the “Termination Threshold”).

If the number of common shares properly tendered in an Eligible Tender Offer would result in our net assets totaling greater than the Termination Threshold, we will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, our Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date. See “Risk Factors—Investment Risks—General—Limited Term Risk.” In making a decision to eliminate the Termination Date to provide for our perpetual existence, our Board of Trustees will take such actions with respect to our continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by our Board of Trustees in consultation with our Adviser, taking into account that our Adviser may have a potential conflict of interest in seeking to convert to a perpetual fund.

If the number of properly tendered shares would result in our net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and we will begin (or continue) liquidating our investment portfolio and proceed to terminate on the Termination Date.

Our Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by us and our common shareholders. An Eligible Tender Offer would be made, and common shareholders would be notified thereof, in accordance with our Declaration of Trust, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

Termination, Liquidation. On or before the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. In determining whether to extend the term, our Board of Trustees may consider a number of factors, including, without limitation, whether we would be unable to sell our assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, our remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing our operations.

Our Adviser and our Subadviser will seek to manage our investment portfolio consistent with our obligation to cease operations on the Termination Date. To that end, our Adviser and our Subadviser intend to seek Private Investments that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for our less liquid investments, including Private Investments. As the Termination Date approaches, we expect that our Adviser and Subadviser will seek to liquidate our less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, we may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of our total assets invested in those types of securities, or our Adviser may invest the proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, our quarterly cash distributions may decline, and there can be no assurance that we will achieve our investment objective or that our investment strategies will be successful.

Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time, and initial investors and any investors that purchase shares of our common shares after the completion of this offering may receive less, and potentially significantly less, than their original investment. Additionally, given the nature of certain of our investments, the amount actually distributed may be less than our net asset value per share on the Termination Date or upon completion of an Eligible Tender Offer.

Because our assets will be liquidated in connection with our termination or to pay for common shares tendered in an Eligible Tender Offer, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. We will make a distribution on the Termination Date of all cash raised from the liquidation of our assets prior to that time. However, given the nature of certain of our investments, particularly our Private Investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board of Trustees determines it is in the best interests of the Fund, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of our final distribution. Interests in the liquidating trust are expected to be non-transferrable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of our common shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risk Factors—Investment Risks—General—Limited Term Risk.”

Listing and Symbol

Our common shares have been approved for listing on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “          ,” subject to notice of issuance.

Use of Proceeds

We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objective and policies and for working capital purposes. We expect to fully invest the net proceeds of this offering in an initial portfolio of public investments within three to six months after the closing of this offering. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

In addition, under current market conditions, we will seek to reinvest a portion of the initial portfolio of public investments into Private Investments over a targeted 12-month period after the closing of this offering. See “Use of Proceeds” and “Risk Factors—Operational Risks—Delay in Use of Proceeds Risk.”

Market Opportunity

In a world increasingly prone to rapid change, we believe that essential assets and services such as social infrastructure, sustainable infrastructure and energy infrastructure will continue to experience growth throughout cycles. There is currently a significant need for capital investment in social infrastructure projects to expand and enhance education and healthcare systems, sustainable infrastructure projects to replace the U.S. electrical grid, particularly through wind and solar power, and to improve global water systems and energy infrastructure projects to build out the critical pipeline network. In our view, the need for such investment in essential assets also creates an opportunity for investors to participate in the ongoing growth of these sectors while achieving attractive income potential. These assets are generally long-lived with low obsolescence risk, high barriers to entry and relatively inelastic demand across the business cycle and offer potential for inflation protection.

The Fund is intended to provide investors with exposure to essential assets in a range of sectors and across the capital structure, including access to private investments that may not otherwise be widely available to many investors. The Fund will have an emphasis on income-generating investments in social infrastructure, sustainable infrastructure and energy infrastructure. It will provide investors with access to the skill and experience of the Tortoise platform with deep expertise in essential assets and income investing. By providing access to assets that are less correlated to the broader market, the Fund seeks to reduce volatility and produce better risk-adjusted returns with a steady income stream.

Additionally, we believe our investment activities will make a positive impact on society. Social infrastructure supports and facilitates services such as healthcare, housing and education. An aging population has created a need for senior living facilities, rural hospitals and long-term care facilities and an underfunded education system has resulted in the need for charter schools for underserved neighborhoods, community colleges for more affordable college education and vocational and technical schools for individuals wanting to learn a trade or skill. Sustainable infrastructure can address key societal challenges such as climate change, water scarcity and economic development through investments in renewable energy and low-carbon energy infrastructure. Energy infrastructure investments can serve as a bridge to fuel cleaner energy through investments in natural gas infrastructure. We believe our long-term impact investing discipline will deliver competitive returns while managing risk for our investors who appreciate socially responsible investment strategies.

Fees

Pursuant to our investment advisory agreement with our Adviser, we will pay our Adviser a fee for its investment management services equal to an annual rate of           % of our average monthly “Managed Assets” (defined as our total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares of beneficial interest (“preferred shares”))).

Our Adviser will enter into a subadvisory agreement with our Subadviser and pay our Subadviser a subadvisory fee based on the portion of our average monthly Managed Assets allocated from time to time to our Subadviser’s management. The subadvisory fee payable to our Subadviser will be paid by our Adviser out of the investment management fee it receives from us; accordingly, decisions to increase or decrease the portion of our assets allocated to our Subadviser will not affect the fees we pay for portfolio management services.

Each of the investment management fee that we will pay our Adviser and the subadvisory fee that our Adviser will pay our Subadviser will be calculated and accrued daily and paid quarterly in arrears. See “Management of the Fund—Compensation and Expenses.”

Federal Income Tax Status

We intend to elect to be treated, and to qualify each year, as a RIC under the Code. Assuming that we qualify as a RIC, we generally will not be subject to U.S. federal income tax on income and gains that we distribute each taxable year to shareholders if we meet certain minimum distribution requirements. To qualify as a RIC and maintain our RIC status, we will be required to meet asset diversification tests and annual qualifying income and distribution tests. See “Material U.S. Federal Income Tax Considerations.”

Investment Policies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. This investment policy is non-fundamental.

We have adopted the following additional non-fundamental investment policies:

●	Under normal conditions, we may invest up to 70% of our total assets in Private Investments;

●	Under normal conditions, we may invest up to 50% of our total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●	As a RIC, we may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes; and

●	We will not engage in short sales of securities.

For purposes of our policy of investing up to 70% of our total assets in Private Investments, securities will no longer be considered private once they are registered or otherwise tradeable without restriction.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Trustees may change our non-fundamental investment policies without shareholder approval and will provide notice to shareholders of material changes (including notice through shareholder reports), although a change in the policy of investing at least 80% of our total assets in essential asset-based investments will require at least 60 days’ prior written notice to shareholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market price fluctuations.

In addition, to comply with federal income tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. In addition, as we approach the Termination Date, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective. See “Investment Objective and Principal Investment Strategies—Investment Policies.”

Distributions

We intend to make quarterly cash distributions of our investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, if any, to common shareholders. We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute in the last calendar quarter the net capital gains realized during the fiscal year.

Various factors will affect the level of our income, such as our asset mix, security mix and covered call option overlay strategy. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board of Trustees may from time to time cause us to distribute less than the entire amount of income earned in a particular quarterly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular quarterly period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value, and correspondingly, distributions from undistributed income will deduct from our net asset value. If distributions paid to common shareholders exceed the amount of income and gains actually earned by us during a period, the excess of such distribution will constitute, for federal income tax purposes, a tax-deferred return of capital to the extent of the shareholder’s basis in the shares and capital gain thereafter. A return of capital, which represents a return of a shareholder’s original investment in the Fund, reduces the basis of the shares held by a shareholder, which may increase the amount of gain recognized upon the sale of such shares. See “Distributions” and “Risk Factors—Operational Risks—Distribution Risk.”

Automatic Dividend Reinvestment Plan

We intend to have an automatic dividend reinvestment plan for our shareholders that will be effective upon completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. Registered holders of our common shares will automatically be enrolled and entitled to participate in the plan. As a result, if we declare a distribution after the plan is effective, a registered holder’s cash distribution will be automatically reinvested in additional common shares, unless the registered holder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Taxable distributions are subject to federal income tax whether received in cash or additional common shares. See “Automatic Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Leverage

The borrowing of money and the issuance of preferred shares and debt securities represent the leveraging of our common shares. We may use financial leverage to the extent permitted by the 1940 Act, or we may elect to reduce the use of leverage or use no leverage at all. We expect that our leverage as a percentage of our total assets will normally range between           % and           %, but the actual amount of leverage that we use will vary depending on market conditions. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. The timing and terms of any leverage transactions will be determined by our Board of Trustees. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and may increase during periods of declining market prices of our portfolio holdings. Common shareholders will bear the costs associated with leverage.

Currently under the 1940 Act, we are not permitted to issue preferred shares unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred shares. Stated another way, we may not issue preferred shares that, together with outstanding preferred shares and debt securities, have a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. Currently under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness constituting senior securities with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities.

There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time creates special risks that may adversely affect common shareholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common shareholders, who will bear the costs of our leverage. See “Leverage” and “Risk Factors—Operational Risks—Leverage Risk.”

Allocation of Investment Opportunities

As a general matter, there can be no assurances that all investment opportunities identified as suitable by our Adviser and our Subadviser will be made available to us. Our Adviser and our Subadviser expect, from time to time, to be presented with investment opportunities that fall within our investment objective and other Adviser- and Subadviser-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements (collectively, “Other Tortoise Accounts”), and in such circumstances, our Adviser or our Subadviser, as applicable, will allocate such opportunities (including, subject to the 1940 Act and the exemptive relief described below, any related co-investment opportunities) to us and Other Tortoise Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Tortoise Accounts) on a basis that our Adviser or our Subadviser, as applicable, determines in its sole discretion to be fair and reasonable over time in accordance with its allocation policy and procedures.

Further, prospective investors should note that our Adviser or our Subadviser may establish additional Other Tortoise Accounts with investment objectives, mandates and policies that are substantially similar to ours. Our Adviser or our Subadviser may allocate investment opportunities to such Other Tortoise Accounts, and such Other Tortoise Accounts may compete with us for specific transactions.

Our Adviser or our Subadviser may give advice and recommend securities to buy or sell securities for us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Other Tortoise Accounts, even though their investment objectives may be the same as, or similar to, our investment objective.

From time to time, our Adviser or our Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to investors through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. Our Adviser’s or our Subadviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser and our Subadviser have adopted various policies to mitigate these conflicts, including policies that require them to avoid favoring any account. Our Adviser’s and our Subadviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

To the extent there is a joint transaction among us and Other Tortoise Accounts requiring exemptive relief, our Adviser and our Subadviser are seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) that will permit us to co-invest with Other Tortoise Accounts; there is no assurance, however, that the relief will be granted. Prior to obtaining exemptive relief, our Adviser and our Subadviser intend to co-invest alongside Other Tortoise Accounts only in accordance with existing regulatory guidance.

Hedging and Risk Management

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize derivative instruments for hedging and risk management purposes.

We may utilize hedging techniques such as interest rate transactions to mitigate potential interest rate risk on a portion of our leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts, interest rate caps and floors purchased from financial institutions.

We may in the future, but do not currently intend to, use other hedging and risk management strategies, including futures, forward contracts, options, options on such contracts and interest rate, credit default and total return swaps, to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market prices of securities held in our investment portfolio, exposure to commodities prices and non-U.S. currencies or to otherwise protect the value of our investment portfolio. See “Leverage—Hedging and Risk Management” and “Risk Factors—Investment Risks—Other Investment Risks—Hedging and Derivatives Risk.”

Adviser’s and Subadviser’s Information

The principal offices of our Adviser and Subadviser are located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The toll-free telephone number of our Adviser and Subadviser is 1-866-362-9331. Our Adviser’s and Subadviser’s website is http://www.tortoiseadvisors.com. Information posted to the websites of our Adviser or Subadviser, or the websites of any of their affiliates, should not be considered part of this prospectus.

Risks

Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Our strategy of investing primarily in issuers in essential asset sectors means that our performance will be closely tied to the performance of issuers in essential asset sectors such as the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water and telecommunications sectors. Our emphasis on these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. An investment in our common shares will also be subject to the risks inherent to investing in illiquid securities. These risks, along with other risks applicable to an investment in our common shares, are more fully set forth under the heading “Risk Factors.” Before investing in our common shares, you should consider carefully all of these risks.

Our common shares are not an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our annual operations and assume that we issue          million common shares. The table below shows our expenses, including leverage costs, as a percentage of our net assets and not as a percentage of gross assets or Managed Assets. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Shareholder Transaction Expenses (as a percentage of offering price):
Sales Load	2.00%	(1)
Offering Expenses Borne by the Shareholders	0.02%	(2)
Dividend Reinvestment Plan Fees	%	(3)
Total Shareholder Transaction Expenses Paid	%

Annual Expenses (as a percentage of net assets attributable to common shares)(4)
Management Fee(5)%
Interest Payment on Borrowed Funds(6)%
Preferred Share Dividend Payments(6)%
Other Expenses(7)%
Total Annual Expenses	%
Less Fee and Expense Reimbursement	( )%
Net Annual Expenses	%
____________________

(1)	For a description of the sales load and other compensation paid to the underwriters, see “Underwriting.”
(2)

Shareholders will pay offering costs of up to $         per share, estimated to total approximately $          . Our Adviser has agreed to pay all of our organizational expenses and the amount by which the aggregate of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of our Adviser for the marketing of our common shares) exceeds $          per share.

(3)

Includes all fees (except brokerage commissions) that are charged to shareholder accounts participating in our automatic dividend reinvestment plan. The participants in our automatic dividend reinvestment plan will pay a transaction fee if they direct the plan agent to sell common shares held in their investment account and a per share fee with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see “Automatic Dividend Reinvestment Plan.”

(4)

The table presented above estimates what our annual expenses would be stated as a percentage of our net assets attributable to common shares. This results in a higher percentage than the percentage attributable to our estimated annual expenses stated as a percentage of our Managed Assets.

(5)

Although our management fee is         % (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets attributable to common shares. Managed Assets means our total assets minus the sum of accrued liabilities other than (1) debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Net Assets is defined as Managed Assets minus debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Management of the Fund—Compensation and Expenses.”

(6)

Assumes that we borrow approximately $          million, assuming an annual interest rate of          % on the amount borrowed, and that we issue $          million of preferred shares, assuming a dividend rate of          %, which together with borrowings represents leverage of approximately          % of our total assets.

(7)

“Other Expenses” includes our estimated overhead expenses, including payments to our transfer agent, administrator, custodian, fund accountant and legal and accounting expenses for our first year of operations, assuming we issue          million common shares. The holders of our common shares indirectly bear the cost associated with such other expenses as well as all other costs not specifically assumed by our Adviser and incurred in connection with our operations.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon an assumed sales load of      %, offering expenses of      % and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years
You would pay the following expenses on a $1,000 investment,
assuming a 5% annual return	$	$	$

The example above is intended to assist you in understanding the various costs and expenses an investor in our common shares may bear directly or indirectly and should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Automatic Dividend Reinvestment Plan” for additional information regarding our automatic dividend reinvestment plan.

For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Dividend Reinvestment Plan.”

THE FUND

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Maryland corporation on February 17, 2017 pursuant to articles of incorporation. On July 19, 2018, we converted from a Maryland corporation to a Maryland statutory trust. Our fiscal year ends on November 30. Our common shares have been approved for listing on the NYSE under the trading or ticker symbol “      ,” subject to notice of issuance.

USE OF PROCEEDS

We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objective and policies and for working capital purposes. We expect to fully invest the net proceeds of this offering in an initial portfolio of public investments within three to six months after the closing of this offering. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three- to six-month timeframe expected to fully invest the proceeds of this offering could lower returns and reduce the amount of cash available to make distributions. See “Risk Factors—Operational Risks—Delay in Use of Proceeds Risk.”

In addition, under current market conditions, we will seek to reinvest a portion of the initial portfolio of public investments into Private Investments over a targeted 12-month period after the closing of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective and Strategies

Our investment objective is to provide our common shareholders current income with the potential for capital appreciation. Our investment objective is not fundamental and may be changed by our Board of Trustees without shareholder approval. We cannot assure you that we will achieve our investment objective.

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water and telecommunications sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments, particularly in social infrastructure, sustainable infrastructure and energy infrastructure. Our investment portfolio generally will be comprised of the following types of investments:

●

Private Investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) Private Investments in energy-related issuers, including issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities, and securities of private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments.

●	Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of MLPs and of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, energy infrastructure and broader energy and water sectors. We may invest in securities of any market capitalization, including small- and mid-capitalization companies. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio.

●	Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an initial emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

Under normal conditions, up to 70% of our total assets may be invested in Private Investments.

We consider an issuer to be operating in an essential asset sector if (1) at least 50% of its assets are dedicated to, or at least 50% of its cash flow or revenue is derived from, one or more essential asset sectors, including the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water, telecommunications, human services and social services sectors; or (2) it is otherwise determined by our Adviser or our Subadviser to be an issuer in one of the sectors mentioned above by (i) its classification or inclusion in an index related to that industry or sector, (ii) its GICS classification or (iii) its assignment of a related code under the SIC system.

An Investment Committee of our Adviser, comprised of representatives of our Adviser and our Subadviser, will provide strategic oversight and determine the allocation of our investment portfolio between Private Investments, listed equity securities and corporate debt securities, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes from time to time without prior approval from or notice to our common shareholders.

Private Investments

Under normal conditions, up to 70% of our total assets may be invested in private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) energy-related Private Investments in energy-related issuers, including securities of issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities and securities of private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private non-profits, 501(c)(3) organizations, public non-profits and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments.

Equity and Debt Investments in Private Clean Energy-Related Issuers. We may make equity and debt investments in private clean energy-related issuers. These issuers may include (1) private, middle-market companies whose activities focus on the generation of power from renewable sources, such as utility-scale and distributed solar power; utility-scale wind, hydroelectric and geothermal power; the generation of power from natural gas; the development of other clean energy sources, such as landfill gas; the provision of storage and transmission services in connection with the provision of clean energy; the development of sustainable energy infrastructure; and efforts to increase energy efficiency; and (2) joint ventures and special purpose vehicles established with such companies to design, develop and operate specific projects relating to the generation, storage and transmission of clean energy.

Our Adviser will seek to invest in private clean energy-related companies that have (1) high-quality, long-lived, sustainable assets using proven technologies; (2) regulatory mandates, favorable growth trends and long-term revenue contracts with creditworthy counterparties; (3) assets with competitive cost positions that provide essential services; and (4) proven management teams, operators, developers and investment partners.

Private Energy Investments. We may make private energy investments in securities of issuers with public equity (“PIPEs”), structured preferred securities and securities of private companies investments in essential asset sectors, with an expected emphasis on the energy and energy infrastructure sectors. These securities generally will consist of common units of MLPs and common units of LLCs, preferred equity and common stock. These transactions generally will result either in our directly acquiring restricted stock or in our acquiring a restricted security or other instrument that is convertible into restricted or registered stock. In evaluating opportunities for private energy investments, our Adviser generally will use the same criteria it uses to seek investments in listed equity securities, as discussed above.

Directly Originated Social Infrastructure Securities. Social infrastructure assets and services include primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; senior, student, affordable, military and other housing facilities; industrial infrastructure and utility projects; and nonprofit and civic facilities. Issuers of social infrastructure securities and obligations may include governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private non-profit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds.

Securities in the education sector include those issued in connection with PreK-12, post-secondary, job training institutions (including private, parochial, charter, vocational and technical, community/junior colleges, and small private colleges and universities). Securities in the healthcare sector include those issued in connection with senior care and housing, hospitals and medical care providers (including rehab, psychiatric and substance-abuse) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). Securities in the industrial infrastructure sectors include those issued in connection with industrial plants and projects, including solid waste disposal, recycling and waste-to-energy. Securities in the housing sector include those issued in connection with seniors, students, affordable housing (including apartments, multi-family and single family), military and mobile-home parks builders and operators.

Our Subadviser will manage our investments in directly originated social infrastructure securities and will seek to invest in social infrastructure providers that have (1) seasoned management teams with industry expertise and independent governance structures using best practices; (2) operating profiles with operational effectiveness and favorable statutory and regulatory environments; (3) financial resources and flexibility with an ability to manage debt; and (4) demonstrated demand.

We may invest in debt securities of any maturity and credit quality but expect to primarily invest in “high yield” securities. High yield securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a NRSRO or, if unrated, determined by our Subadviser to be of comparable credit quality.

Under current market conditions, it is anticipated that we will primarily invest in directly originated securities. We also may purchase securities in the secondary market.

Listed Equity Securities

Our investments in listed equity securities will include securities that are publicly traded on an exchange or in the OTC market. These securities may consist primarily of common stock, common units of MLPs and common units of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, energy infrastructure and broader energy and water sectors. We may invest in securities of any market capitalization, including small- and mid-capitalization companies. We may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Our Adviser’s investment strategy targets listed equity securities of essential asset companies with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.

Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative and relative value factors. Investment decisions are driven by proprietary financial, risk and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis and aid in peer comparisons. The risk models assess a company’s asset quality, management, stability of cash flows and operational and financial performance. Our Adviser also uses traditional valuation metrics such as cash flow multiples and net asset value in its investment process.

An investment team consisting of portfolio managers of our Adviser is responsible for approving investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits and government information. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser generally will look for the targeted investment characteristics described herein. With respect to the portion of our investment portfolio managed by our Adviser, all decisions to invest in a company must be approved by the unanimous decision of the investment team. Our Adviser’s due diligence process is comprehensive and generally includes, among other things, review of historical and prospective financial information, diligence of quarterly updates and conference calls and analysis of financial models and projections.

We will seek to provide current income from gains earned through an option overlay strategy. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio (previously defined as “covered calls”). The notional amount of such covered calls is expected to initially be approximately 10% to 30% of our listed equity investments, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium we receive, we give up the potential appreciation above the exercise price in the market value of the security or securities underlying the covered calls. Therefore, we may forego the potential appreciation for part of our listed equity investments in exchange for the call premium received.

Corporate Debt Securities

We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an initial emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis.

Our Subadviser’s investment strategy uses a combination of top down analysis of the global economy, interest rate and business cycles as well as bottom up research on sectors, industries and issuers to adjust the duration and quality of portfolio holdings as well as increase or decrease our exposure to various sectors, industries and issuers over time based upon our Subadviser’s views on the business cycle. Our Subadviser’s portfolio management team can invest across the credit ratings spectrum from AAA to CCC in an effort to maximize returns in a rising market while preserving principal in down markets. Our Subadviser utilizes bank loans both opportunistically and strategically to invest in specific issuers, gain exposure to floating-rate assets, or move up in an issuer’s capital structure (loans are normally secured by an issuer’s assets while high yield bonds are typically unsecured). Our Subadviser’s credit research team members analyze their assigned industries across the capital structure and ratings spectrum within a global economic context and build a viewpoint of the competitive landscape within each industry group by reviewing broad macro trends, as well as issuer-specific trends, including profitability, specific competitive threats and other factors. Credit research analysts conduct a wide variety of activities to investigate the creditworthiness of specific corporate issuers, including the review of an issuer’s business operations, competitive positioning, financial performance, capital structure, management policies and ability to generate cash flow and service debt obligations.

Investment Policies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. This investment policy is non-fundamental.

We have adopted the following additional non-fundamental investment policies:

●	Under normal conditions, we may invest up to 70% of our total assets in Private Investments;
●

Under normal conditions, we may invest up to 50% of our total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●	As a RIC, we may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes; and
●	We will not engage in short sales of securities.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Trustees may change our non-fundamental investment policies without shareholder approval and will provide notice to shareholder of material changes (including notice through shareholder reports), although a change in the policy of investing at least 80% of our total assets in issuers operating in essential asset sectors will require at least 60 days’ prior written notice to shareholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market price fluctuations.

In addition, to comply with federal income tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. In addition, as the Termination Date approaches, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.

Common Stock. Holders of common stock generally have voting rights with respect to the issuer; however, we do not expect to have voting control with respect to any of the issuers of listed equity securities in which we invest, and we may not have voting control with respect to some or all of our private equity investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common stock also may receive dividends; however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer’s common equity; however, their claims to the assets of the issuer are subordinated to the claims of the issuer’s creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

Convertible preferred equity is preferred equity that may be exchanged or converted into a predetermined number of shares of the issuer’s common equity or another equity security at the option of the holder under specified circumstances. The investment characteristics of convertible preferred equity vary widely, which allows convertible preferred equity to be employed for a variety of investment strategies. We will exchange or convert convertible preferred equity into shares of common equity when, in the opinion of our Adviser, the investment characteristics of the common equity or other equity security will assist us in achieving our investment objective. We also may elect to hold or trade convertible preferred equity. In selecting convertible preferred equities, our Adviser evaluates the investment characteristics of the convertible preferred equity as well as the investment potential of the common equity or other equity security into which it may be converted for capital appreciation.

Common Units of MLPs and LLCs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a qualified publicly traded partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP; however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Equity Securities of MLP Affiliates. In addition to common units of MLPs, we also may invest in equity securities issued by MLP affiliates, such as MLP institutional shares (“I-Shares”) and shares of common stock of corporations that own MLP general partner interests. I-Shares are equity securities that represent an ownership interest in an MLP affiliate whose assets consist exclusively of equity interests (institutional units or “I-Units”) in the MLP. I-Units have terms similar to those of MLP common units except that distributions by an MLP to a holder of its I-Units are made in the form of additional I-Units, rather than cash, which distributions are generally equal in value to the cash distributed to a holder of the MLP’s common units. Similarly, distributions to holders of I-Shares are made in the form of additional I-Shares, which distributions are generally equal in value to the value of the I-Units distributed to the I-Share issuer. Issuers of MLP I-Shares are treated as corporations and not partnerships for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for federal income tax purposes, MLP I-Shares are not subject to the 25% of total assets limitation applicable to investments in MLPs and other qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Other Equity Securities. We may invest in all types of equity securities, including, but not limited to, those described above, as well as depository receipts, which represent interests in equity securities of non-U.S. issuers; limited partnership interests; rights and warrants; and shares of exchange-traded funds and real estate investment trusts (“REITs”).

Debt Securities

Debt securities represent an interest in a borrower’s indebtedness. Different types of debt securities provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt securities fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

Corporate Debt Securities. We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities. For non-callable, non-puttable and non-amortizing securities, our investments will have a maximum maturity of 10 years while amortizing securities will have a maximum weighted average life of 10 years. Investments in callable and puttable securities will have a maximum of 10 years until the next call or put date with no maximum legal final maturity requirement.

Corporate Bonds and Notes. Our investments in corporate debt securities will include corporate bonds and notes. Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay dividends or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. We may invest in corporate bonds and notes of any credit quality. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

Project Finance Debt Securities. We may invest in the debt securities issued to finance specific projects focused primarily in essential asset areas, which may include both investment grade and high yield project finance bonds. Project finance is the financing of long-term infrastructure, industrial projects and public services using a non-recourse or limited-recourse financial structure. The debt and equity used to finance the project are paid back from the cash flow generated by the project. Project financing is a loan structure that relies primarily on the project’s cash flow for repayment, with the project’s assets, rights and interests held as secondary collateral.

Bank Loans and Loan Participations. Our investments in corporate debt securities may include investments in senior and subordinated bank loans to U.S. and non-U.S. businesses. Companies may borrow money from banks for a variety of reasons, including those set forth above under “Corporate Bonds and Notes.” The borrower under a bank loan typically pays interest at rates that are determined periodically on the basis of a floating base lending rate, commonly the London Interbank Offered Rate (“LIBOR”), plus a spread, during the term of the loan. The amount borrowed under a bank loan is typically repaid during the term of the loan in accordance with an agreed amortization schedule, but certain bank loans may permit interest-only payments during all or a portion of the loan term.

The bank loans in which we invest will generally be secured by a lien on specified assets of the borrower and/or its affiliates. Senior loans occupy the highest position in the borrower’s capital structure and entitle the lender to a first-priority lien on the collateral securing the loan. The lien securing a subordinated loan is contractually subordinated to the rights of the borrower’s senior lenders. The terms governing bank loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender.

We may invest in bank loans through assignments, whereby we assume the position of the lender to the borrower, or loan participations, whereby we purchase all or a portion of the economic interest in a loan. The purchaser of a loan participation typically has a contractual relationship with the lender selling the participation but not with the borrower and will generally have rights that are more limited than the rights of a lender or of a person who acquires a loan by assignment.

The investment return of a bank loan or loan participation reflects the interest payments received and changes in the market price of the loan or participation during the holding period. Similar to corporate bonds and notes, the market price of a bank loan or loan participation may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. However, the floating-rate feature of many bank loans serves to lower the loans’ effective duration and prevent significant price fluctuations in response to changes in market interest rates.

Municipal-Related Securities. We expect that most of our investments in the social infrastructure sector will be comprised of municipal-related securities. Municipal-related securities are debt securities issued either by U.S. state and local governmental entities or by non-governmental entities, including private nonprofit, 501(c)(3) and for-profit entities, to raise funds to support activities with a public or, in certain circumstances, a private purpose. Public purposes for which municipal-related securities may be issued include the construction of a wide range of public infrastructure and facilities (including housing), essential social, health and/or public service sector programs and initiatives, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of securities are issued by or on behalf of public authorities, such as, to finance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. In addition, other private activity securities, the proceeds of which are used, for example, for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, but current federal tax laws place substantial limitations on the size of such issues. Private activities that may be funded by municipal-related securities include housing, medical and educational facility construction, or privately owned industrial development and pollution control projects.

The two principal classifications of municipal securities are “general obligation” and “revenue” or “special obligation” securities (including private activity securities). General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source and may be repaid only from the revenues of a specific facility or source. We also may purchase securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

The interest on our investments in municipal-related securities may bear a fixed rate or be payable at a variable or floating rate. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The municipal-related securities in which we invest will generally be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated securities in which we invest generally will be deemed by our Subadviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues.

Private issuers of municipal-related securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal-related securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We also may invest in municipal-related securities of private issuers in the industrial and infrastructure sectors as well as in municipal-related securities of general nonprofit organizations, human services providers and issuers in the non-student and non-senior housing subsectors. In addition, we may invest in municipal-related securities issued by or on behalf of public authorities to finance or refinance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. Other private activity securities, the proceeds of which may be used for, as an example, the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal-related securities, but current federal tax laws place substantial limitations on the size of such issues.

Municipal Leases and Certificates of Participation. We may purchase securities that represent lease obligations and certificates of participation in such leases. These securities carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from U.S. federal income tax, as well as from state and local income taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, our original investment. To the extent that we invest in unrated municipal leases or participate in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, we will purchase securities representing lease obligations only where our Subadviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide us with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide us with the right to demand payment, on not more than seven days’ notice, of all or any part of our participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is comprised of bonds the interest on which is subject to the federal alternative minimum tax. The distribution of our interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. See “Material U.S. Federal Income Tax Considerations.”

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. The interest paid on advance refunding bonds issued after December 31, 2017, however, will not be exempt from federal income tax.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Other Municipal-Related Securities:

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Tender Option Bonds. We may enter into tender option bond transactions, whereby we will transfer municipal debt securities or other municipal securities into a special purpose entity and in return receive from such entity, residual interests.

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Variable Rate Demand Obligations (“VRDOs”). VRDOs are floating-rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution.

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Transactions in Financial Futures Contracts. Our investments may include financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by at least one NRSRO and must have a remaining maturity of 19 years or more.

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Municipal Interest Rate Swap Transactions. In order to hedge the value of our investments against interest rate fluctuations or to enhance our returns, we may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Securities Industry and Financial Markets Association Municipal Swap Index swaps.

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Insured Municipal Bonds. Our investments may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either we purchase or the issuer of the bond purchases the insurance.

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Build America Bonds. If we hold Build America Bonds, we may be eligible to receive a U.S. federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the Fund receiving a tax credit. The interest on Build America Bonds is taxable for U.S. federal income tax purposes. If we do receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during a taxable year, we may elect for U.S. federal income tax purposes to pass through to investors tax credits otherwise allowable to us for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” issued on or prior to December 31, 2017 (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If we were to so elect, an investor in the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

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Participation Notes. We may buy participation notes from a bank or broker-dealer that entitle us to a return measured by the change in value of an identified underlying security or basket of securities. Investment in a participation note is not the same as investment in the constituent shares of an entity since a participation note represents only an obligation of the issuer to provide us the economic performance equivalent to holding shares of an underlying security (i.e., shares of the underlying security are not in any way owned by us). However each participation note is intended to synthetically replicate the economic benefit of holding shares in the underlying security or basket of securities.

●	Pay-in-Kind Notes. Our investments may include notes that provide for payments-in-kind, which have an effect of deferring current cash payments.

High Yield and Unrated Securities. The corporate debt securities in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one nationally recognized statistical rating organization (“NRSRO”) or deemed to be of comparable quality by our Adviser or our Subadviser. The directly originated municipal securities in which we invest generally will be unrated. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser or Subadviser to determine whether to purchase, hold or sell unrated debt securities.

Variable- and Floating-Rate Securities. Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating-rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

When-Issued and Delayed-Delivery Securities. We may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The prices of these securities are subject to market fluctuations. For debt securities, no interest accrues to us until a settlement takes place. At the time we make a commitment to purchase securities on a when-issued or delayed-delivery basis, we will record the transaction and reflect the market prices of the securities when determining our net asset value. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, we will earmark or maintain a segregated account with our custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, we will meet our obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. When-issued and delayed-delivery transactions may allow us to hedge against changes in interest rates.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a discount from their face value. The purchaser recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as on market interest rates, the liquidity of the security and the issuer’s actual or perceived creditworthiness. Because zero-coupon securities bear no interest, their prices typically fluctuate more than the prices of other types of debt securities.

U.S. Government Obligations. We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Agency Obligations. We may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some of these obligations, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.

Restricted Securities, Including Securities of Private Companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time, and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

Non-U.S. Securities

We may invest up to 50% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. We may invest in securities of non-U.S. issuers located in emerging markets.

Covered Call Option Overlay Strategy

We will seek to provide current income from gains earned through our covered call option overlay strategy. We currently intend to write (sell) covered calls on selected listed equity securities in our investment portfolio and to write such calls only on securities we hold in our investment portfolio. The notional amount of such covered calls is expected to represent initially approximately 10% to 30% of our listed equity investments, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities.

A call option on a security is a contract that gives the holder of such option the right to buy the security underlying the option from the writer of such option at a specified price (the exercise price) at any time during the term of the option. At the time the call option is written, the writer of the call option receives a premium from the buyer.

If we write a covered call on a security or basket of securities, we have the obligation upon exercise of such option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the market value of securities underlying the covered calls. As a result, we forgo part of the potential appreciation for part of our listed equity investments in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the covered call over the premium per share received on the covered call.

If we write a covered call, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the covered call previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a covered call, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the covered call written. Premiums received from writing covered calls that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written covered call prior to its exercise, the difference between the premium received and the amount paid to repurchase the covered call is treated as a realized gain or realized loss. If a covered call is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered calls, there can be no assurance that we will succeed in any covered call option overlay strategy we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Fund. We may invest either directly or indirectly through the Subsidiaries. We will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to [25]% of our total assets in Subsidiaries. We typically expect to invest indirectly through the Subsidiaries if our Adviser believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. We initially anticipate investing in [•] indirectly through the Subsidiaries.

The Subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Fund. Our Board of Trustees will have oversight responsibility for the investment activities of the Fund, including the Fund’s investments in any Subsidiary, and our role as the sole shareholder of any Subsidiary.

The assets of any Subsidiaries and the assets of the Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. As a result, our Adviser, in managing any Subsidiary’s investment portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of any Subsidiary’s portfolio investments and shares of any Subsidiary.

The financial statements of any Subsidiary will be consolidated with our financial statements in our annual and semi-annual reports.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, as the Termination Date approaches, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may engage in frequent and active trading of portfolio securities, but do not intend to do so under normal conditions.

Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low turnover of our core investment portfolio following the completion of our Private Investments approximately 12 months following the closing of this offering, not including purchases and sales of call options in connection with our covered call option overlay strategy. As such, on an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

Allocation of Investment Opportunities

Conflicts of interest may arise from the fact that our Adviser, our Subadviser and their affiliates carry on substantial investment activities for Other Tortoise Accounts, in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser and Subadviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the market value of securities held by other accounts. Our Adviser, our Subadviser or their affiliates may have financial incentives to favor certain of these accounts over us. For example, our Adviser or our Subadviser may have an incentive to allocate potentially more favorable investment opportunities to Other Tortoise Accounts that pay them an incentive or performance fee or in funds in which they or a related person have a beneficial interest. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser or our Subadviser also may have an incentive to make investments in one fund, having the effect of increasing the market price of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to our Adviser or Subadviser by that other fund or client. Certain of our Adviser’s and our Subadviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Other Tortoise Accounts may compete with us for specific trades. Our Adviser, our Subadviser or their affiliates may give advice and recommend securities to, or buy or sell securities for, Other Tortoise Accounts, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for us, even though their investment objectives may be the same as, or similar to, our investment objective. Our Adviser and our Subadviser have adopted written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser, our Subadviser or their affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser or our Subadviser in its discretion and in accordance with the clients’ various investment objectives and the procedures of our Adviser and our Subadviser. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions with Other Tortoise Accounts may results in better execution. When possible, our Adviser and our Subadviser combine all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser and our Subadviser consider a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has adopted written allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

Our Adviser and our Subadviser also serve as investment advisers for open-end funds and private funds, our Adviser also serves as investment adviser for other publicly traded closed-end funds and our Subadviser serves as investment adviser to an internal fund.

Our Adviser and Subadviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and Other Tortoise Accounts in the context of any particular investment opportunity, our investment activities, on the one hand, and Other Tortoise Accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of Other Tortoise Accounts. Accordingly, shareholders should be aware that our future performance and the future performance of Other Tortoise Accounts may vary.

From time to time, our Adviser or our Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by our Adviser and our Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser’s and Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. Our Adviser and Subadviser have adopted various policies to mitigate these conflicts.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser, our Subadviser and their affiliates for Other Tortoise Accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act.

The 1940 Act may impose limits on our ability to co-invest with our affiliated companies in certain private placements of securities. To the extent that such restrictions limit the number of clients that can participate in an investment opportunity, our Adviser and our Subadviser have adopted policies they believe are designed to ensure fair allocation of such opportunities over time, taking into account available cash and investment objectives and policies of clients.

To the extent that our Adviser sources and structures private investments in MLPs and other publicly traded issuers, certain employees of our Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an issuer about which our Adviser has material, nonpublic information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. Our investment opportunities also may be limited by affiliations of our Adviser, our Subadviser or their affiliates with essential asset companies.

Our Adviser, our Subadviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of our Adviser and our Subadviser that are the same as, different from or made at a different time from positions taken for us. Further, our Adviser and our Subadviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

RISK FACTORS

We are a newly organized, non-diversified, closed-end management investment company and have no operating history or history of public trading of our common shares. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective. The value of an investment in our common shares could decline substantially and cause you to lose some or all of your investment. Before investing in our common shares you should consider carefully the following risks.

Investment Risks

General

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s and our Subadviser’s investment strategies for the Fund. The value of your investment in our common shares may vary with the effectiveness of the research and analysis conducted by our Adviser and our Subadviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser and our Subadviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Asset Allocation Risk. Our investment performance depends, at least in part, on how the Investment Committee of our Adviser, comprised of representatives of our Adviser and our Subadviser, allocates and reallocates our assets among the various asset classes in which we may invest. Such allocation decisions could cause our investments to be allocated to asset classes that perform poorly or underperform other asset classes or available investments.

Non-Diversified Risk. We are classified as a “non-diversified” investment company under the 1940 Act. Therefore, we may invest a relatively high percentage of our assets in a smaller number of issuers or may invest a larger proportion of our assets in a single company than a diversified fund. As a result, we may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Limited Term Risk. Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time. Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, given the nature of certain of our investments, the amount actually distributed may be less than our net asset value per share on the Termination Date or upon completion of an Eligible Tender Offer.

Because our assets will be liquidated in connection with our termination or to pay for common shares tendered in an Eligible Tender Offer, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. Given the nature of certain of our investments, particularly our Private Investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board of Trustees determines it is in the best interest of the Fund, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of our final distribution. Interests in the liquidating trust are expected to be non-transferrable, except by operation of law. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of our investment strategies. There can be no assurance that our Adviser and our Subadviser will be successful in their efforts to minimize any detrimental effects on our investment performance caused by our obligation to liquidate our investment portfolio and distribute all of our liquidated net assets to common shareholders of record on the Termination Date. In particular, our Adviser and our Subadviser may face difficulties exiting our Private Investments on or prior to the Termination Date at favorable prices, if at all. In addition, as we approach the Termination Date, we may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. In the course of the liquidation, we must continue to satisfy the asset diversification requirements to qualify as a RIC for federal income tax purposes, which may also have a negative effect on our investment performance. If we fail to comply with these requirements, we may be liable for federal income tax in the year of the liquidation. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, we may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of our total assets.

If we conduct an Eligible Tender Offer, we anticipate that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, we may be required to dispose of portfolio investments in connection with any reduction in our outstanding leverage necessary in order to maintain our desired leverage ratios following a tender offer. The risks related to the disposition of portfolio investments in connection with our termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, we will hold a greater than normal percentage of our total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. If our tax basis for the portfolio investments sold is less than the sale proceeds, we will recognize capital gains, which we will be required to distribute to common shareholders. In addition, our purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in our total assets resulting from payment for the tendered common shares. Such reduction in our total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on our investment performance.

We are not required to conduct an Eligible Tender Offer. If we conduct an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in our net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and we will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in our net assets totaling greater than the Termination Threshold, our Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of our Board of Trustees and without a vote of our shareholders. Thereafter, we will have a perpetual existence. Our Adviser may have a conflict of interest in recommending to our Board of Trustees that the Termination Date be eliminated and we have a perpetual existence. We are not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining common shareholders may only be able to sell their common shares at a discount to net asset value. See “Risk Factors—Operational Risks—Market Discount Risk.”

Essential Asset-Based Investing Risk. Our focus on essential asset-based investments means that our performance will be closely tied to the performance of companies in essential asset sectors such as the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water and telecommunications sectors and the fiscal and financial health of issuers of municipal securities funding essential asset projects. The concentration of our investments in these sectors may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more of these sectors would have a greater impact on us than on a fund that does not focus on essential asset-based investments. The performance of the securities of issuers in multiple essential asset sectors may react similarly to certain market, economic and other factors. This correlation may be higher during periods of market stress, and there may be times when the performance of securities of issuers in multiple essential asset sectors lags the performance of the market as a whole. There can be no assurance that the allocation of our assets among securities of issuers across the range of essential asset sectors will provide our common shareholders with any of the benefits typically associated with sector diversification.

In addition, we currently expect that a significant portion of our investment portfolio will be invested in securities of issuers in the energy and energy infrastructure sectors. Accordingly, we expect that the performance of our investment portfolio will be closely tied to the performance of these sectors. Risks inherent in the businesses of energy and energy infrastructure companies include:

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Commodity Price Volatility Risk. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. In addition, the performance of clean energy-related investments may be affected by changes in the market price of electricity.

Historically, commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the market prices, operations, cash flows and financial performance of our investments in the energy sector. Commodity prices fluctuate for several reasons, including changes in global and domestic energy market, general economic conditions, consumer demand, price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production and imports, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of resource development, conservation and environmental protection efforts, competition from other sources, taxation and the availability of local, intrastate and interstate transportation systems.

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Supply and Demand Risk. A decrease in the exploration, production or development of natural gas, natural gas liquids, crude oil or refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases could be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proved reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, inability to obtain necessary permits or carryout new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources and other events. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities, could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions in other natural resource producing countries including embargoes, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates and changes in commodity prices or weather.

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Reserve and Depletion Risk. Energy companies’ estimates of proved reserves and projected future net revenue are generally based on internal reserve reports, engineering data and reports of independent petroleum engineers. Estimated reserves are based on many assumptions that may prove inaccurate and require subjective estimates of underground accumulations and assumptions concerning future prices, production levels and operating and development costs. In addition, a portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time and a significant slowdown in the identification or availability of reasonably priced and accessible proved reserves for these companies could adversely affect their business.

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Operating Risk. Energy companies are subject to many operating risks, including equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance.

The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel. A company may not be able to successfully and timely complete capital improvements to existing or other capital projects, which could subject the company to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to federal regulation with respect to the tariff rates these companies may charge for pipeline transportation services. An adverse determination with respect to the tariff rates of an energy company could have a detrimental effect on its business.

Clean energy-related investments are subject to many of the same operating risks that apply to traditional energy companies, as described above. Such companies can also be negatively affected by lower energy output resulting from variable inputs, mechanical breakdowns, faulty technology, competitive electricity markets or changing laws that mandate the use of renewable energy sources by electric utilities. In addition, companies that engage in energy efficiency projects may be unable to protect their intellectual property or face declines in the demand for their services due to changing governmental policies or budgets, among other things.

Construction delays may adversely affect companies that generate power from clean sources. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Capital equipment for renewable energy projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis. In addition, on-site roads, substations, interconnection facilities and other infrastructure all need to be either built or purchased and installed by the operating companies of these projects. Construction phases may not be completed or may be substantially delayed, as a result of inclement weather, labor disruptions, technical complications or other reasons, and material cost over-runs may be incurred, which may result in such projects being unable to earn positive income, which could negatively impact the market values of our Private Investments in clean energy-related issuers.

Recently imposed tariffs on imports could affect a number of energy sectors, including the oil, gas, solar, and wind sectors by increasing operating costs.
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Regulatory Risk. Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including reports and permits concerning exploration, drilling and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices they may charge for the oil and gas produced or transported under federal and state leases and other products and services. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy companies. Additionally, future legislation may make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

The market for electricity generation projects is influenced by U.S. federal, state and local government regulations and policies concerning the electric utility industry, as well as policies promulgated by electric utilities. Customer purchases of, or further investment in the research and development of, clean energy technologies could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for clean energy project development and investments. For example, without certain major incentive programs and or the regulatory mandated exception for clean energy systems, utility customers are often charged interconnection or standby fees for putting distributed power generation on the electric utility network. These fees could increase the cost to customers of using clean energy and it less desirable.

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Environmental Risk. Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

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Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest and could impact the demand and prices for fossil fuels.

Private Company Securities Risk. Our investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and we will be required to rely on the ability of our Adviser and Subadviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If our Adviser or Subadviser is unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and we may lose some or all of our investment in these securities. These factors could subject us to greater risk than investments in securities of public companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, we will likely be able to sell our investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our investments in private companies or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our investments in private companies in such transactions.

Equity Securities

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer’s business, financial condition or prospects, and may fall to zero in the event of the issuer’s bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities we hold may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which we invest will be maintained. In addition, by writing covered call options on a portion of the listed equity securities in our investment portfolio, the capital appreciation potential of such securities will be limited.

The performance of certain of the equity securities in which we invest, including certain common stocks and the preferred equities and MLPs in which we invest, may be sensitive to changes in market interest rates and, accordingly, may be more highly correlated than the broader equity markets with the performance of debt securities, including the debt securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Preferred Equity Risk. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

MLP Risk. An investment in MLPs, either directly or indirectly through an investment in I-Shares, involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of the MLP, to approve amendments to the MLP’s organizational documents or to take other action under the MLP’s organizational documents would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership or LLC statute of that state.

Holders of MLP common units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the market value of our investment in an MLP will depend largely on the MLP’s treatment as a qualified publicly traded partnership for federal income tax purposes. If an MLP does not meet current legal requirements to maintain status as a publicly traded partnership that is taxed as a partnership for federal income tax purposes or if it is unable to do so because of changes in tax laws or regulations, it would be treated as a corporation for federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level, and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the market price of our common shares.

Certain MLPs in which we may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entity of such an MLP fails to make such payments or satisfy its obligations, the revenues and cash flows of the MLP and the ability of the MLP to make distributions to common unit holders, such as us, would be adversely affected.

Debt Securities

Debt Securities Risk. Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk:

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Credit Risk. Credit risk is the risk that the market value of debt securities may decline if the issuer or the borrower, or a guarantor, defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making timely payments of principal or interest. We could lose money if the issuer of or borrower under, or a guarantor of, of a debt security defaults or is unable or unwilling to make timely principal or interest payments. The lower quality or unrated securities in which we invest may present increased credit risk as compared to higher rated securities, including the possibility of default or bankruptcy.

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Extension Risk. During periods of rising market interest rates, it becomes more expensive for a borrower to refinance its existing debt obligations. During such periods, repayments of debt securities may occur more slowly than anticipated by the market because the issuer or borrower will prefer to pay interest at a lower rate. This may cause the market prices of such debt securities to decline.

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Interest Rate Risk. The market prices of debt securities typically decline in the event of increases in market interest rates, which are currently near historically low levels. Changes in government policy may cause market interest rates to rise, which may result in periods of market volatility or harm our performance and net asset value. Declines in market interest rates also may increase prepayments of debt securities, which, in turn, would increase prepayment risk. Debt securities with longer durations and maturities tend to be more sensitive to changes in market interest rates, typically making their prices more volatile than securities with shorter durations.

●	Prepayment, Call or Reinvestment Risk. Many issuers and borrowers have a right to prepay their debt securities prior to the stated maturity date. If market interest rates fall, an issuer or borrower may exercise this right in order to refinance its debt obligations at a lower rate. In that event, a holder of the issuer’s or borrower’s debt securities will not benefit from the rise in market price that normally accompanies a decline in market interest rates. Reinvestment risk is the risk that, upon the sale or repayment (at maturity or otherwise) of debt securities we hold, we will be required to reinvest the proceeds in debt securities paying lower interest rates than the debt securities that were sold or repaid. In this event, our distribution rate may decline. A decline in the income we receive from our investments is likely to have a negative effect on our market price, net asset value and/or overall return.

●	Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

High Yield Securities Risk. High yield securities, commonly referred to as “junk” bonds, are securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Adviser or our Subadviser deems to be of comparable quality. These securities may be subject to greater levels of credit and liquidity risk than debt securities rated investment grade. In addition, high yield debt securities generally have greater price fluctuations, are less liquid and are more likely to experience a default than higher rated debt securities. High yield debt securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High yield debt securities are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During recessions, other periods of financial stress or periods of rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. The market prices of high yield debt securities have historically been subject to significant, rapid declines, reflecting an expectation that many issuers of such securities might experience financial difficulties. In these events, the yields on high yield debt securities rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of the value of their investment as a result of the issuers’ financial restructuring or default. It can be expected that similar market price declines will occur in the future. The market for high yield debt securities generally is thinner and less active than that for higher rated securities, which may limit our ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the market prices and liquidity of high yield debt securities, especially in a thinly traded market. Changes by NRSROs in their rating of a debt security may affect the market price of such security. Analysis of the creditworthiness of issuers of high yield debt securities may be more complex than for issuers of higher-quality debt securities, and our ability to achieve our investment objective may, to the extent we invest in high yield debt securities, be more dependent upon our Adviser’s or our Subadviser’s credit analysis than would be the case if we were investing in higher-quality debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Bank Loan and Loan Participation Risk. Investing in bank loans involves risks that are additional to and different from those relating to investing in other types of debt securities. Any specific collateral used to secure a bank loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of a borrower’s bankruptcy or other default, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a bank loan, and there can be no assurance regarding the value that may be obtained upon the sale of collateral. No active trading market may exist for certain bank loans or loan participations, which may impair our ability to realize full value in the event we need to sell a loan or loan participation and make it difficult for us to value the bank loans and loan participations in which we invest. Adverse market conditions may impair the liquidity of some actively traded bank loans and loan participations. To the extent that a secondary market does exist for certain bank loans and loan participations, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

Subordinated loans are lower in priority of payment than senior loans. Accordingly, they are typically lower rated and subject to greater risk that the cash flow of the borrower and the collateral securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the borrower’s senior debt obligations. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

We may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If we purchase a loan participation, we generally will have no direct right to enforce compliance by the borrower with the terms of the loan agreement, and we may not directly benefit from the collateral securing the underlying debt obligation. As a result, we would be exposed to the credit risk of both the borrower under the bank loan and the lender selling the participation.

There is typically less available information about most bank loans than is the case for many other types of debt instruments. Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan investors may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Defaulted Securities Risk. Defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. We generally will not receive interest payments on the defaulted securities and there is a substantial risk that principal will not be repaid. We may incur additional expenses to the extent we are required to seek recovery upon a default in the payment of principal of or interest on our portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted security, we may lose the value of our entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted securities and any securities received in exchange for defaulted securities may be subject to restrictions on resale.

Municipal-Related Securities Risk. The yields on, and market prices of, municipal-related securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the particular issue. The ability of issuers of municipal securities to make timely payments of interest and repayments of principal may be diminished during general economic downturns including in respect of potential reallocations of cost burdens among federal, state and local governments or among parties involved with operating and managing our issuers. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, we could experience delays in collecting principal and interest and we may not be able to collect all principal and interest to which we are entitled.

The availability of information in the municipal-related securities market is less than in other markets, increasing the difficulty of evaluating and valuing securities. As a result, our investment performance may be more dependent on the analytical abilities of our Subadviser. The municipal securities we hold may be secured by payments to be made by private entities, and changes in market conditions affecting such securities, including the downgrade of a private entity obligated to make such payments, could have a negative impact on the value of our investments, the municipal market generally or our performance.

We may invest in municipal-related securities that are unsecured. While such unsecured investments may benefit from the same or similar financial and other covenants available to indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over an issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the debt or the exercise by debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect our investments in a timely manner or at all and there can be no assurance that our rate of return objectives overall or any particular investment will be achieved.

Actual or potential changes in marginal income tax rates or the elimination of the tax preference for tax-exempt municipal interest income versus currently taxable interest income would have an adverse effect on our municipal holdings and performance. In addition, a failure or potential failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, potentially adversely affecting the value of our investment portfolio, and such a failure could also result in additional taxable income to us and/or our shareholders. In addition, the municipal market is a highly fragmented market that is very technically driven and it is expected that there will be regional variations in economic conditions or supply-demand fundamentals. Further, investment interest and other expenses incurred in respect of the purchase of tax-exempt municipal securities cannot be deducted for federal income tax purposes. Because the Fund expects to invest less than 50% of its total assets in tax-exempt municipal securities, the fund does not expect to be eligible to pay “exempt interest dividends” to shareholders and interest on municipal securities will be taxable to shareholders of the Fund when received as a distribution from the Fund.

In addition, our investments may be more sensitive to adverse economic, business and/or political developments if our investment portfolio includes a substantial portion of its assets in the securities of similar or related projects and/or types municipal securities (for example only, revenue bonds, general obligation bonds or private activity bonds) as such events may adversely affect a specific industry or local political and economic conditions, leading to declines in the creditworthiness and value of our investments. The secondary market for certain municipal securities, particularly below investment grade municipal securities, tends to be less well-developed or liquid than many other securities markets, which may adversely affect our ability to sell our investments at attractive prices.

Municipal leases and certificates of participation involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which typically provide for title to the leased asset to pass eventually to the governmental issuer) are typically utilized as a means for governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover our original investment. In the event of non-appropriation, an issuer would be in default, and taking ownership of the assets may be a remedy available to us, although we do not anticipate that such a remedy would normally be pursued. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, we may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The municipal securities in which we invest generally will be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated municipal securities in which we invest generally will be deemed by our Subadviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues. We expect that the directly originated municipal securities in which we invest will have limited trading markets and therefore will tend to be less liquid than municipal securities rated investment grade or issued by traditional municipal issuers. This may make it difficult for us to value the municipal securities in which we invest. In addition, we will likely be able to sell such municipal securities only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our municipal securities or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our municipal securities in such transactions.

Additional risks for investing in municipal securities depending on the types of each securities include:

●	Municipal Note Risks. Municipal notes are shorter term municipal debt obligations that typically provide interim financing in anticipation of tax collection, bond sales or revenue receipts. To the extent there is a shortfall in the anticipated proceeds, the notes may not be fully repaid by an issuer and our returns would be adversely affected.

●	Private Activity Bond Risks. Private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, typically through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent entity or otherwise secured. Private activity securities generally are not secured by a pledge of the taxing power of the issuer of such bonds. Repayment of such securities generally depends on the revenues of a private entity and may be subject to additional risk of non-payment.

●	General Obligation Bond Risks. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Timely payments by the issuer and the repayment of principal when due depend on its credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including, for example only, potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control.

●	Revenue Bond Risk. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in certain cases, from the proceeds of a special excise tax or other specific revenue source (for example, payments from the user of the facility being financed) and accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond depends on the economic viability of such facility or such revenue source.

●	Moral Obligation Bond Risks. Moral obligation bonds are typically issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

●	Municipal Commercial Paper Risks. Municipal commercial paper is typically unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to us since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

●	Municipal Lease Obligation Risks. Certificates of participation issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities represent participations in a lease, an installment purchase contract or a conditional sales contract relating to such equipment, land or facilities and as with debt obligations, are subject to the risk of non-payment.

●	Zero Coupon Securities Risk. Interest on zero coupon bonds is not paid on a current basis and accordingly, the values of such securities are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such bonds. Further, the values of zero coupon bonds may be highly volatile during periods when interest rates rise or fall.

●	Tender Option Bond Risk. Investments in tender option bond transactions expose us to counterparty risk and leverage risk, as well as the risk of loss of principal.

●	VRDOs. If the bank or financial institution that is the counterparty on a VRDO is unable to pay, upon demand or at maturity, we may lose money.

●	Transactions in Financial Futures Contracts. Trading in financial futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

●	Insured Municipal Bonds. Although municipal bond insurance is expected to protect us against losses caused by a bond issuer’s failure to make interest or principal payments, such insurance does not protect us or our investors against losses caused by declines in a bond’s market value. Further, we cannot be certain that any insurance company does not make these payments. In addition, if we purchase the insurance, it will bear any related premiums and other related costs, which will reduce our returns.

●	Participation Notes. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security or basket of securities, we may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations.

●	Pay-in-Kind Notes. An issuer’s ability to repay the principal of an investment in pay-in-kind notes may be dependent upon a liquidity event or the long-term success of such issuer, the occurrence of which is uncertain.

Operating and Financial Risks of Issuers and Impact of Other Issuers. One of the fundamental risks associated with our investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because we may invest our assets in high yield securities, our credit risks are greater than those of funds that buy only investment grade securities. Investments in inverse floaters will increase our credit risk. Our return would be adversely impacted if an issuer of debt securities in which we invest becomes unable to make such payments when due. Issuers in which we invest could deteriorate as a result of, among other factors, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, issuers that we expect to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position or may otherwise have a weak financial condition or be experiencing financial distress. In addition, we and other investment funds sponsored by our Adviser have made (and/or will in the future make) investments in issuers that have operations and assets in many jurisdictions. It is possible that the activities of one issuer may have adverse consequences on one or more other issuers (including our issuers), even in cases where the issuers are held by different Tortoise investment funds and have no other connection to each other.

Investments in Less Established Issuers. Although from time to time we will seek to make investments in respect of established issuers, we have not established any minimum size for the issuers in which we may invest and are expected to make investments in smaller, less established issuers. For example, such issuers may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such issuers may not have significant or any operating revenues. Less established issuers tend to have lower capitalizations and fewer resources (including cash) and, therefore, often are more vulnerable to funding shortfalls and financial failure. In addition, less mature issuers could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any issuer in which we invest, we may suffer a partial or total loss of capital invested in that issuer. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Other Investment Risks

Liquidity Risk. Our Private Investments will be highly illiquid, and we will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our Private Investments or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our Private Investments in such transactions. In addition, our investments in debt securities may expose us to liquidity risk. The corporate debt securities in which we invest generally will be high yield debt securities, and these securities have historically been less liquid than securities rated investment grade, especially during periods of market stress. We expect that the directly originated municipal securities in which we invest will have limited trading markets and therefore will tend to be less liquid than municipal securities rated investment grade or issued by traditional municipal issuers.

With respect to our investments in listed equity securities, we may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-capitalization and small-capitalization companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so.

Restricted Securities Risk, including Rule 144A Securities Risk. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the Securities Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as us. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that we hold could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments in securities issued by non-U.S. issuers (including Canadian issuers) to no more than 50% of our total assets, we will not be able to pass through to our shareholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the market price of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. We do not currently intend to hedge our exposure to non-U.S. currencies.

Emerging Market Securities Risk. Investments in securities of non-U.S. issuers located in emerging markets involve all of the risks generally applicable to investments in securities of non-U.S. issuers, as described above under “—Non-U.S. Securities Risk.” These risks are heightened with respect to investments in emerging market securities, In addition, investments in emerging market securities are subject to a number of risks, including risks related to economic structures that are less diverse and mature than those of developed countries; less stable political systems and less developed legal systems; national policies that may restrict foreign investment; wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations; smaller securities markets making, investments less liquid; and special custody arrangements.

Terrorism and Cybersecurity Risk. Essential asset issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to essential asset issuers The U.S. government has issued warnings that certain essential assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in essential asset company operations. Extreme weather patterns or the threat thereof could result in substantial damage to the facilities of certain companies and could create fluctuations in commodity prices and the earnings of essential asset companies.

Government Incentives Risk. The reduction or elimination of government economic incentives could impede growth of certain essential asset companies, including in particular clean energy companies. Because a significant portion of the revenues to the clean energy-related companies in which we expect to invest are expected to involve the market for the U.S. electricity grid, the reduction or elimination of government and economic incentives may adversely affect the growth of this market or result in increased price competition.

Covered Call Risks. We cannot guarantee that our covered call option overlay strategy will be effective. There are several risks associated with transactions in options on securities, including:

●	There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

●	The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require us to terminate, offset or otherwise cover our option position as well).

●	There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (1) there may be insufficient trading interest; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the trading facilities may not be adequate to handle current trading volume; or (6) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

●	The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option overlay strategy.

●	The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

●	If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Hedging and Derivatives Risk. In addition to writing call options as part of our investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts we purchased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the market value of certain derivatives could decline and result in a decline in our net assets.

Operational Risks

Distribution Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities also may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year to maintain our status as a RIC, to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC or result in our having an income or excise tax liability, which would have adverse consequences for our shareholders. See “Material U.S. Federal Income Tax Considerations.”

Operating Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in our common shares trading at a discount. The risk that our common shares may trade at a discount is separate from the risk of a decline in our net asset value as a result of investment activities. Our net asset value will be reduced immediately following an offering of our common or preferred shares due to the offering costs for such shares, which are borne entirely by us.

Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon our net asset value. Because the market price of our common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above net asset value, or at, below or above the public offering price for our common shares.

Delay in Use of Proceeds Risk. Although we expect to fully invest the net proceeds of this offering in an initial portfolio of public investments within three to six months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and volumes of securities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three- to six-month timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of our common shares.

In addition, under current market conditions, we expect that it may take approximately 12 months from the closing of this offering to identify and complete our Private Investments.

Valuation Risk. Our Private Investments will primarily consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. We will value these securities in accordance with valuation procedures adopted by our Board of Trustees. See “Determination of Net Asset Value.” Our Board of Trustees may use the services of an independent valuation firm to review the fair value of certain securities prepared by our Adviser. The types of factors that may be considered in fair value pricing of our investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our Board of Trustees may differ materially from the values that would have been used if a liquid trading market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposition of such securities.

Tax Risk. We intend to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Material U.S. Federal Income Tax Considerations” below.

Leverage Risk. Our use of leverage through the issuance of preferred shares or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes), would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common shareholders. If the return on investments acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, that are borne indirectly by our common shareholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities and could reduce cash available for distributions on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common shareholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities) and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common shares and preferred shares. To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Capital Markets Risk. In the event of an economic downturn or increased financial stress, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Legal and Regulatory Risk. Legal and regulatory changes could occur that may adversely affect us, our investments and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the SEC, the U.S. Commodity Futures Trading Commission (the “CFTC”), the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Instability in financial markets during and following the 2007–2009 global financial crisis led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. While economic and financial conditions in the United States and elsewhere have been recovering for several years, a perception that conditions remain fragile persists to some extent. Withdrawal of government support or investor perception that such efforts are not succeeding could adversely affect the market value and liquidity of certain securities.

In the event of future instability in financial markets, U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes and regulations and otherwise to take extraordinary actions in the event of market emergencies. We, our Adviser and our Subadviser historically have been eligible for exemptions from certain regulations. However, there is no assurance that we, our Adviser or our Subadviser will continue to be eligible for such exemptions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect our ability to pursue our investment objective. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of our investments, restrict our ability to engage in derivative transactions and/or increase the costs of such derivative transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits also may apply to certain other derivatives positions we may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if we do not intend to exceed applicable position limits, it is possible that different clients managed by our Adviser, our Subadviser and their affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of our Adviser or our Subadviser may have to be modified and that positions we hold may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect our performance.

Changes in U.S. social, political, regulatory and economic conditions or in laws and policies governing foreign trade, manufacturing, development, investment and support for clean energy initiatives, and any negative sentiments towards the United States as a result of such changes, could adversely affect the business of the essential asset companies in which we expect to invest. In addition, reduced immigration into the United States of educated professionals from overseas or negative sentiments towards the United States among non-U.S. employees or prospective employees could adversely affect the ability of the companies in which we expect to invest to hire and retain highly skilled employees. Any of these developments could have an adverse effect on the value of our investments.

Subsidiary Risk. By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser or our Subadviser and will share the same portfolio management teams. Our Board of Trustees will have oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Fund. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Fund or the Subsidiaries, including under the RIC rules.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate our assets or otherwise cover our obligations. To avoid having these instruments considered senior securities, we segregate liquid assets with a value equal (on a mark-to-market basis) to our obligations under these types of transactions, enters into offsetting transactions or otherwise cover such transactions. In cases where we do not follow such procedures, such instruments may be considered senior securities and our use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. We may be unable to use segregated assets for certain other purposes, which could result in us earning a lower return on its portfolio than we might otherwise earn if we did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent our assets are segregated or committed as cover, it could limit our investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Limitations on Transactions with Affiliates Risk. The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by our Adviser, our Subadviser or any of their respective affiliates. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for our Adviser or Subadviser between our interests and the interests of the portfolio company, in that the ability of our Adviser or Subadviser, as applicable, to recommend actions in our best interests might be impaired.

The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including Other Tortoise Accounts, which could include investments in the same issuer (whether at the same or different times). To the extent there is a joint transaction among us and Other Tortoise Accounts requiring exemptive relief, our Adviser and our Subadviser are seeking an exemptive order from the SEC that will permit us to co-invest with Other Tortoise Accounts; there is no assurance, however, that the relief will be granted. Prior to obtaining exemptive relief, our Adviser and our Subadviser intends to co-invest alongside Other Tortoise Accounts only in accordance with existing regulatory guidance. These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Anti-Takeover Provisions Risks. Our Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Declaration of Trust and Bylaws.”

LEVERAGE

Use of Leverage

The borrowing of money and the issuance of preferred shares and debt securities represent the leveraging of our common shares. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act or we may elect to reduce the use of leverage or use no leverage at all. We expect to utilize leverage in an amount that on average represents approximately       [•]% of our total assets. We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between       [•]% and       [•]%. The timing and terms of any leverage transactions will be determined by our Board of Trustees. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. We generally will not use leverage unless we believe that leverage will serve the best interests of our shareholders. We anticipate that our leverage will consist of borrowings pursuant to a credit facility, fixed- or floating-rate notes and preferred shares. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the ongoing cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Actual returns vary depending on many factors. Our Board of Trustees also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

Currently, under the 1940 Act, we are not permitted to issue preferred shares unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred shares. Stated another way, we may not issue preferred shares that, together with outstanding preferred shares and debt securities, have a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common shares or purchase any of our common shares (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred shares or sell a portion of our investments when it may be disadvantageous to do so in order to maintain the required asset coverage. Common shareholders would bear the costs of issuing additional preferred shares, which may include offering expenses and the ongoing payment of distributions. Currently, under the 1940 Act, we may issue only one class of preferred shares.

Currently, under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities representing indebtedness is at least equal to 300% of the amount of the outstanding senior securities representing indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act currently provides that we may not declare any distribution with respect to any class of our shares, or purchase any of our shares (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred shares if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. If the asset coverage for senior securities representing indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to reduce our leverage or sell a portion of our investments when it may be disadvantageous to do so. Currently, under the 1940 Act, we may issue only one class of senior securities representing indebtedness.

The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time creates special risks that may adversely affect common shareholders. Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we use leverage. Therefore, our Adviser and Subadviser have a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common shareholders, who will bear the costs of our leverage.

Annual Expenses as a Percentage of Managed Assets

The table presented below presents our annual expenses stated as a percentage of our Managed Assets as of [•], 2018, which includes assets attributable to leverage.

Management Fee %
Other Expenses (excluding current and deferred income tax expenses)%
Subtotal %
Interest Payments on Borrowed Funds (includes issuance costs)%
Distribution Payments on Preferred Shares (includes issuance costs)%
Total Leverage Costs %
Total Annual Expenses (as a percentage of Managed Assets) (excluding current and deferred income tax expenses)%

Hedging and Risk Management

In addition to writing covered call options as part of our investment strategy, the risks of which are described herein, we may utilize certain other derivative instruments for hedging or risk management purposes.

In an attempt to reduce interest rate risk arising from leverage, we may, but are not obligated to, use interest rate transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates. We anticipate that the majority of such interest rate hedges would be interest rate swap contracts and interest rate caps and floors purchased from financial institutions. There is no assurance that such interest rate hedging transactions will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed-rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the market value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of leverage. We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Adviser and to continually monitor the creditworthiness of any counterparties.

We may, but do not currently intend to, use other hedging and risk management strategies to seek to manage other market risks. Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our investment portfolio (such as through changes in commodity prices or currencies) or to otherwise protect the value of our investment portfolio. We may, but do not currently intend to, enter into forward agreements or purchase futures contracts to hedge our exposure to commodity prices. We may, but do not currently intend to, enter into currency exchange transactions to hedge our exposure to foreign currency exchange rate risk to the extent we invest in non-U.S. dollar denominated securities. Any currency transactions generally will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year. We also may, but do not currently intend to, purchase and sell other derivative investments such as exchange-listed and over-the-counter options on securities or indices, futures contracts and options thereon or derivative investments that combine features of these instruments.

For a further discussion of such derivative instruments, see “Risk Factors—Investment Risks—Other Investment Risks—Hedging and Derivatives Risk.”

Effects of Leverage

The following table is designed to illustrate the effect of leverage on the return to a common shareholder, assuming hypothetical annual returns (net of expenses) of our investment portfolio of (10)% to 10%. As the table shows, the leverage generally increases the return to common shareholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
(Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return	( )%	( )%	( )%	%	%

If we use leverage, the amount of the fees paid to our Adviser and Subadviser for investment advisory and management services will be higher than if we do not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Adviser and Subadviser have a financial incentive to use leverage, which creates a conflict of interest between our Adviser and subadviser and our common shareholders. Because payments on any leverage would be paid by us at a specified rate, only our common shareholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors—Operational Risks—Leverage Risk.”

MANAGEMENT OF THE FUND

Trustees and Officers

Our trustees under our Declaration of Trust are designated as directors, and our business and affairs are managed under the direction of our Board of Trustees. Accordingly, our Board of Trustees provides broad oversight over our affairs, including oversight of the duties performed by our Adviser and our Subadviser. Our officers are responsible for our day-to-day operations. Each trustees and officer will hold office until his or her successor is duly elected and qualifies or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each trustee and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Additional information regarding our Board of Trustees and its committees, and our officers, is set forth under “Management of the Fund” in our statement of additional information. Our Board of Trustees consists of a majority of trustees who are not interested persons (as defined in the 1940 Act) of our Adviser, our Subadviser or their affiliates.

Investment Adviser and Subadviser

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in actively managed portfolios of investments in essential assets. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”), which are publicly traded closed-end investment companies that invest in MLPs, pipeline and energy companies. Our Adviser also serves as investment adviser to three open-end management investment companies and certain private funds that invest in MLPs and other energy infrastructure companies.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”). The Adviser is a wholly owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”), a company that owns essential asset and income-oriented investment advisers. A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees of our Adviser, including our portfolio managers, own an indirect minority interest in our Adviser.

Our Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Tortoise Credit Strategies, LLC, a registered investment adviser, pursuant to which our Subadviser will serve as our investment subadviser.

The principal business address of our Subadviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Subadviser specializes in actively managed portfolios of fixed income securities. Our Subadviser was formed in 2015 and, in June 2016, acquired the assets of Bradford & Marzec LLC, a specialized fixed income boutique founded in 1984, along with key Bradford & Marzec employees.

Our Subadviser is indirectly wholly owned by Tortoise Investments.

Investment Committee

An Investment Committee of our Adviser, comprised of representatives of our Adviser and our Subadviser, will provide strategic oversight and determine the allocation of our investment portfolio between Private Investments, listed equity securities and corporate debt securities, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common shareholders.

Gary P. Henson, Senior Managing Director and President. Mr. Henson joined Tortoise in 2007 and is an executive committee member. Mr. Henson has more than 28 years of institutional money management experience at banks, insurance companies and foundations, including his most recent position as president at Mariner Holdings. He began serving as president in 2016 and has been a board member since 2009.

Mr. Henson earned his Bachelor of Arts degree in business from Westminster College (Fulton, Mo.) and is a CFA® charterholder. He serves on the board of directors of Shatterproof, a national organization committed to preventing addiction and protecting those addicted to illicit and prescription drugs. He is also a board member of the National Association of Intercollegiate Athletics (NAIA) Champions of Character.

Matthew Sallee, Senior Managing Director and Portfolio Manager—Energy. Mr. Sallee joined Tortoise in 2005 and is an executive committee member. He serves as president of the Tortoise Energy Infrastructure Corp. and Tortoise MLP Fund, Inc. closed-end funds and is a member of the investment committee. Mr. Sallee has more than 17 years of industry experience and regularly speaks on national media (CNBC). Previously, he served for five years as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections.

Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration and is a CFA® charterholder.

Michelle R. Kelly, Senior Managing Director and Chief Strategy Officer. Ms. Kelly joined Tortoise in 2006 and is an executive committee member. Ms. Kelly oversees Tortoise’s strategic growth efforts, including business development, partnership and joint venture activities, product development and marketing/communications, across the Tortoise family. She spearheaded Tortoise’s new business ventures and closed-end/open-end fund launches. In 2016, Ms. Kelly executed the acquisition of Bradford & Marzec. Previously, Ms. Kelly was an investment banker for Goldman, Sachs & Co. in its industrial and natural resources group in Chicago and its financial institutions group in New York.

Ms. Kelly graduated summa cum laude from DePauw University with a Bachelor of Arts degree in economics and is a CFA® charterholder.

Brent Newcomb, Managing Director—Strategic Investment. Mr. Newcomb joined Tortoise in 2014 and is responsible for strategic investment. In 2016, he executed the acquisition of Bradford & Marzec and spearheaded the launch of Tortoise’s international UCITS business. Previously, Mr. Newcomb worked for GCM Grosvenor in Chicago, where he focused on hedge fund research and portfolio management. Prior to Grosvenor, Mr. Newcomb worked in the commercial banking industry with ABN-AMRO.

Mr. Newcomb earned a Bachelor of Science in business administration from the University of Kansas and a Master of Business Administration from the University of Chicago Booth School of Business.

P. Bradley Adams, Managing Director—Financial Operations. Mr. Adams joined Tortoise in 2005 and oversees its financial operations. He is also the chief executive officer for the Tortoise closed-end funds. Previously, he served as a consultant to the financial services industry and was vice president of finance and operations, chief operating officer and director of Jones & Babson, Inc., an investment company distributor and service provider.

H. Kevin Birzer, Senior Managing Director and Chief Executive Officer. Mr. Birzer co-founded the Adviser in 2002. He has helped grow the business to over $20 billion in 2017. Mr. Birzer serves as chairman of the Adviser’s closed-end funds and is a member of the Investment Committee. He has more than 36 years of money management experience, beginning his career in 1981 at KPMG Peat Marwick. His experience includes three years as vice president for F. Martin Koenig & Co., where he focused on equity and options investments, and three years at Drexel Burnham Lambert, where he served as vice president in the corporate finance department. In 1990, Mr. Birzer co-founded Fountain Capital Management, a high-yield bond management firm and founding sponsor of the Adviser.

Mr. Birzer earned a Bachelor of Science in business administration from the University of Notre Dame and a Master of Business Administration from New York University and is a CFA® charterholder.

Investment Teams

Subject to the oversight of our Board of Trustees and pursuant to the Advisory Agreement, investment teams consisting of portfolio managers of our Adviser and our Subadviser are responsible for the day-to-day management of their respective sleeves of our overall investment portfolio. Our portfolio is managed by four investment teams of our Adviser and Subadviser (collectively, “Tortoise”): a Social Infrastructure Investment Team, a Sustainable Infrastructure Investment Team, an Energy Infrastructure Investment Team and an Essential Asset Fixed Income Investment Team.

Social Infrastructure Investment Team

Jeremy Goff, Managing Director—Direct Lending. Mr. Goff joined Tortoise in 2011 and currently oversees the firm’s direct lending business. Mr. Goff is a member of the Investment Committee for the direct lending business. Since joining Tortoise, Mr. Goff has led the development and launch of the firm’s interval, index and exchange-traded fund business, clean energy initiatives as well as its private fund vehicle platform, as a member of the firm’s Strategic Development team.

Previously, Mr. Goff worked for Blackstone in the firm’s private equity investor relations and business development group where he was responsible for developing and fundraising for their private funds including Blackstone Capital Partners VI and Blackstone Energy Partners’ funds. Mr. Goff played an instrumental role in the relationship management of Blackstone’s domestic and international limited partners, with particular emphasis on Latin America. Prior to his time with Blackstone, he served as a ranger infantry officer in the U.S. Army, where he was awarded the Bronze Star Medal and Army Commendation for Valor. Mr. Goff earned a Bachelor of Science degree in economics from the United States Military Academy at West Point.

Garey Fuqua, Senior Portfolio Manager and Team Lead—Direct Lending. Mr. Fuqua joined Tortoise in 2016 and helps oversee and manage the firm’s social infrastructure business, leads the direct lending platform and is a senior portfolio manager of the social infrastructure strategies. Prior to joining Tortoise, Mr. Fuqua worked for Palmer Square Capital Management as managing director and the chief investment officer of high yield municipal strategies. Before Palmer Square, he worked at Spring Mountain Capital where he led the firm’s high yield and distressed municipal strategies group. Prior to that, he founded Ofelia Capital, an investment boutique firm focusing on high yield municipal debt. Before that, he was a co-portfolio manager of high yield municipal bonds at Aroya Capital and director with Cohen & Company, where he co-managed the first-ever municipal CDO portfolio. Earlier in his career, Mr. Fuqua also worked for Fitch Ratings, Goldman Sachs, PricewaterhouseCoopers, Brown & Wood, Sumitomo and Sallie Mae.

Mr. Fuqua earned a Master of Public Administration in state and local government financial analysis and management from the Maxwell School at Syracuse University and a Bachelor of Science in finance from New York University Stern School of Business.

Sandra Matthews, Vice President and Senior Research Analyst—Direct Lending. Ms. Matthews oversees fundamental credit analysis, research, and analytics for all municipal investments. Prior to joining Tortoise Credit Strategies, Ms. Matthews worked for Palmer Square Capital Management as executive director and senior research analyst of high yield municipal strategies. Before Palmer Square, she was director of research for Spring Mountain Capital’s high yield and distressed municipal strategies group. Prior to that, she was a high yield municipal credit analyst at Ofelia Capital. Before that, she was a co-portfolio manager of high yield municipal bonds at Aroya Capital and vice president with Cohen & Company, where she co-managed the first-ever municipal CDO portfolio. Earlier in her career, Ms. Matthews also worked for Fitch Ratings, Neuberger Berman, Radian Asset Assurance and Standard & Poor’s.

Ms. Matthews earned a Master of Public Administration in public policy from the Wagner School at New York University and a Bachelor of Arts in political science from Queens College.

Michael Sanchez, Portfolio Manager—Securitized and Direct Lending. Mr. Sanchez joined Bradford & Marzec, now part of Tortoise Credit, in 2013. He is responsible for analysis and trading of residential mortgage, commercial mortgage and asset-backed securities.

Mr. Sanchez has more than 27 years of investment industry experience including most recently as director of fixed income trading at CastleOak Securities. Prior to that, he was vice president, institutional mortgage/ABS sales at RBC Capital, senior vice president and proprietary trader at Countrywide Securities, portfolio manager at Hotchkis and Wiley and senior vice president/portfolio manager at Provident Investment Counsel. He was also portfolio manager/analyst for Arco Investment Management Co. Mr. Sanchez’ portfolio management experience includes oversight and investment of both structured products and credit sectors, including investment grade credit and municipal securities.

Mr. Sanchez holds a Bachelor of Science degree in applied chemistry from Harvey Mudd College and a Master of Business Administration degree from the University of Chicago Booth School of Business with an emphasis in finance.

Sustainable Infrastructure Investment Team

Jerry G. Polacek, Managing Director and Group Lead—Clean Energy and Infrastructure. Mr. Polacek co-founded Tortoise’s Clean Energy and Infrastructure business in 2016 and serves as the managing director and group lead. He previously co-founded Energy & Infrastructure Capital LLC (EIC) where he served as chief executive officer and chief investment officer. Prior to forming EIC, Mr. Polacek was a managing director at GE Capital, Energy Financial Services (GE EFS) and held various leadership roles focused on private equity and credit investment in the global energy infrastructure sector. Mr. Polacek co-founded the GE EFS renewable energy group as head of portfolio management and also managed its energy technology venture capital portfolio. Mr. Polacek also worked at Morgan Stanley in its venture capital investment division as a controller and Ernst & Young as a senior auditor.

Mr. Polacek graduated magna cum laude from Adelphi University with a Bachelor of Business Administration in accounting and holds a Master of Business Administration in finance and entrepreneurship with honors from Columbia University. He is a CFA® charterholder.

Matthew S. Ordway, Managing Director—Clean Energy and Infrastructure. Mr. Ordway co-founded Tortoise’s Clean Energy and Infrastructure business in 2016 and serves as a managing director. Mr. Ordway previously co-founded Energy & Infrastructure Capital LLC (EIC), where he served as chief financial officer and chief operations officer, responsible for the firm’s financial and operational management and portfolio management. Prior to forming EIC, Mr. Ordway served as chief financial officer at renewable energy developer Ridgeline Energy. He also held positions at First Wind and Babcock & Brown’s North American Infrastructure group. Formerly a senior vice president at GE Energy Financial Services, Mr. Ordway led a team responsible for making principal investments across the energy sector and managed a $1 billion energy and infrastructure sector portfolio. During his tenure with GE, Mr. Ordway also ran GE Corporate’s Six Sigma program where he became a certified Master Black Belt. Mr. Ordway also worked at Andersen Business Consulting and at International Paper Company.

Mr. Ordway holds a Bachelor of Science in mathematics from Fairfield University, and a Bachelor of Science in mechanical engineering and Master of Business Administration from Columbia University.

Prashanth K. Prakash, Director—Clean Energy and Infrastructure. Mr. Prakash co-founded Tortoise’s Clean Energy and Infrastructure business in 2016 and serves as a director. He previously co-founded Energy & Infrastructure Capital LLC (EIC) and served as its vice president of investments. Prior to forming EIC, Mr. Prakash was an assistant vice president at Deutsche Asset & Wealth Management, focused on the development of new infrastructure debt products for institutional investors. He was also an associate at JPMorgan’s Infrastructure Investment Fund (IIF), where he sourced, structured and executed private equity energy and infrastructure transactions in the OECD countries. He was also responsible for managing JPMorgan IIF’s 1.4 GW contracted power portfolio. He also worked at Deloitte’s Financial Advisory group in New York as an associate, where he advised infrastructure companies and funds on mergers and acquisitions.

Mr. Prakash holds a bachelor’s degree in electrical and electronics engineering from National Institute of Technology, India, and a Master of Business Administration from the University of Rochester and is a CFA® charterholder.

Energy Infrastructure Investment Team

Matthew Sallee, Senior Managing Director and Portfolio Manager—Energy. Mr. Sallee joined Tortoise in 2005 and is an executive committee member. He serves as president of the Tortoise Energy Infrastructure Corp. and Tortoise MLP Fund, Inc. closed-end funds and is a member of the Investment Committee. Mr. Sallee has more than 17 years of industry experience. Previously, he served for five years as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections.

Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration and is a CFA® charterholder.

Robert Thummel, Managing Director and Portfolio Manager—Energy. Mr. Thummel joined Tortoise in 2004. He is a managing director and portfolio manager and serves as president of the Tortoise Energy Independence Fund, Inc. closed-end fund. He was previously the president of Tortoise North American Energy Corp. from 2008 until the fund was merged into Tortoise Energy Infrastructure Corp. in June 2014. He was director of finance at KLT Inc., a subsidiary of Great Plains Energy from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

James Mick, Managing Director and Portfolio Manager—Energy. Mr. Mick joined Tortoise in 2006 and is a member of the investment committee. He frequently engages with Tortoise’s largest institutional clients. Mr. Mick has more than 18 years of industry experience. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas and is a CFA® charterholder.

Brian Kessens, Managing Director and Portfolio Manager—Energy. Mr. Kessens joined Tortoise in 2008. He is a managing director and portfolio manager and serves as president of the Tortoise Pipeline & Energy Fund, Inc. and Tortoise Power and Energy Infrastructure Fund, Inc. closed-end funds. He was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served as a field artillery officer in the U.S. Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point and is a CFA® charterholder.

Stephen Pang, Director and Portfolio Manager—Energy. Mr. Pang joined Tortoise in 2014. Before joining Tortoise, he was a director in Credit Suisse’s Equity Capital Markets Group. Prior to joining Credit Suisse in 2012, he spent eight years in Citigroup’s Investment Banking Division where he focused on equity underwriting and corporate finance in the energy sector. Mr. Pang earned a Bachelor of Science in Business Administration from the University of Richmond and is a CFA® charterholder.

Brett Jergens, CFA, Director and Portfolio Manager—Energy. Mr. Jergens joined Tortoise in 2007. He serves as vice president of the Tortoise Energy Independence Fund, Inc. closed-end fund. Previously, he was a vice president at Enterprise Bank & Trust from 2006 to 2007, a financial planner and head of investments at Searcy Financial Services from 2004 to 2006 and a tax accountant at KPMG LLP from 2002 to 2004. Mr. Jergens earned Bachelor of Science degrees in finance and accounting from Kansas State University. Mr. Jergens is a CFA® charterholder and a certified financial planner (CFP).

Essential Asset Fixed Income Investment Team

Gregory Haendel, Director and Senior Portfolio Manager—Investment Grade Credit. Mr. Haendel joined Bradford & Marzec, now part of Tortoise, in 2014. He serves as a director and senior portfolio manager – investment grade credit and is a member of the Investment Policy and Strategy Committee. Mr. Haendel has more than 20 years of investment industry experience across corporate credit and securitized products. Prior to joining Bradford & Marzec, he spent the majority of his career at AEGON USA Investment Management and Transamerica Investment Management (an AEGON subsidiary), where he managed a broad range of investment grade and multi-sector fixed income assets for institutions, including insurance, mutual fund, Taft-Hartley, pension, foundation and corporate assets.

Mr. Haendel earned a Bachelor of Arts with honors from Amherst College and a Master of Business Administration with honors from the University of California, Los Angeles and is a CFA® charterholder and is currently a member of the Los Angeles Society of Financial Analysts.

Jeffrey Brothers, Director and Senior Portfolio Manager—Securitized. Mr. Brothers joined Bradford & Marzec, now part of the Subadviser, in 1994. He serves as a senior portfolio manager, head of structured products and is a member of the Investment Policy and Strategy Committee. Mr. Brothers has 30 years of investment industry experience, including 22 years with Bradford & Marzec. Mr. Brothers develops and performs research and implements investment strategies for the mortgage-backed, asset-backed, commercial mortgage-backed, U.S. agency and treasury inflation-protected securities sectors of the market. During his tenure with Bradford & Marzec, he also managed the domestic trading desk, analyzed structured products and developed quantitative tools. Prior to joining Bradford & Marzec, Mr. Brothers worked for Wilshire Associates as a member of the institutional fixed income services group. Mr. Brothers began his career at Merrill Lynch Capital Markets in the institutional fixed income sales department, specializing in marketing mortgage-backed, U.S. government and money market securities to institutional asset managers.

Mr. Brothers earned a Bachelor of Arts degree in economics from the University of California at Los Angeles and Master of Business Administration degree with an emphasis in investments from the University of Southern California and is a CFA® charterholder.

The statement of additional information provides additional information about the investment team’s compensation, other accounts that they manage and the ownership of our securities by the investment team’s members.

Compensation and Expenses

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to           % of our average monthly Managed Assets. Managed Assets means our total assets minus the sum of accrued liabilities other than (1) debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses, including if applicable legal and other fees, connected with the structuring, acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange and expenses of the issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records and determination of net asset value); (13) fees, expenses and disbursements of transfer agents, dividend paying agents, shareholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our trustees who are not members of the Adviser’s organization; (15) pricing, valuation and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred shares; (17) all expenses incurred in connection with the offerings of our common and preferred shares and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our trustees, officers and shareholders with respect thereto.

Under the Subadvisory Agreement with our Subadviser, our Adviser pays our Subadviser a subadvisory fee based on the portion of our average monthly Managed Assets allocated from time to time to our Subadviser’s management. The subadvisory fee payable to our Subadviser will be paid by our Adviser out of the investment management fee it receives from us; accordingly, decisions to increase or decrease the portion of our assets allocated to our Subadviser will not affect the fees we pay for portfolio management services.

Duration and Termination

The Advisory Agreement and the Subadvisory Agreement were approved by our Board of Trustees on           , 2018. The basis for our Board of Trustees’ initial approval of the Advisory Agreement and the Subadvisory Agreement will be provided in our initial annual report to common shareholders. The Advisory Agreement and the Subadvisory Agreement will become effective as of the close of this offering. Unless terminated earlier as described below, each such Agreement will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, and in either case, upon approval by a majority of our trustees who are not interested persons or parties to the Advisory Agreement.

Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by us at any time, without the payment of any penalty, by our Board of Trustees or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser or the applicable Subadviser, as applicable. In addition, the Subadvisory Agreement provides that it may be terminated by our Adviser at any time, without the payment of any penalty, on 60 days written notice to our Subadviser. Each of the Advisory Agreement and the Subadvisory Agreement provides that it may be terminated by our Adviser or our Subadviser, as applicable, at any time, without the payment of any penalty, upon 60 days written notice to the Fund. Each of the Advisory Agreement and the Subadvisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act), and the Subadvisory Agreement provides that it will automatically terminate in the event of the termination of the Advisory Agreement.

DETERMINATION OF NET ASSET VALUE

We compute the net asset value of our common shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as our Board of Trustees may determine. When considering an offering of common shares, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our net asset value available for publication daily on our Adviser’s website. Our net asset value equals the value of our total assets less: (1) all of our liabilities (including accrued expenses); (2) accumulated and unpaid dividends on any outstanding preferred shares; (3) the aggregate liquidation preference of any outstanding preferred shares; (4) accrued and unpaid interest payments on any outstanding indebtedness; (5) the aggregate principal amount of any outstanding indebtedness; and (6) any distributions payable on our common shares.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Trustees. Securities for which market quotations are readily available will be valued at “market value.” If market values are not readily available or cannot be obtained, or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Trustees. In these circumstances, we will determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors we deem appropriate. Our Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that such information for certain of the private social infrastructure, sustainable infrastructure and energy infrastructure investments in our portfolio could be available on no more than a quarterly basis. Fair value pricing may require subjective determinations about the value of an asset or liability and may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into shares of publicly traded common stock or securities that may be sold pursuant to Rule 144 generally will be valued based on the value of the freely tradable common stock counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (1) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (2) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (1) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (2) whether the company has an effective registration statement in place for the securities; and (3) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Trustees, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Trustees.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Trustees or a designated committee thereof for approval at the next regularly scheduled board meeting.

DISTRIBUTIONS

Once we are fully invested and to the extent we receive income, we intend to make quarterly cash distributions of our investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, if any, to common shareholders. We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute net capital gains realized during the fiscal year in the last calendar quarter. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders. See “Material U.S. Federal Income Tax Considerations.” We intend to pay common shareholders at least annually all or substantially all of our investment company taxable income.

Various factors will affect the level of our income, such as our asset mix, security mix and covered call option overlay strategy. To permit us to maintain a more stable distribution, we may from time to time distribute less than the entire amount of income earned in a particular quarterly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular quarterly period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value and, correspondingly, distributions from undistributed income will deduct from our net asset value. If distributions paid to common shareholders exceed the amount of income and gains actually earned by us during a period, the excess of such distribution will constitute, for federal income tax purposes, a tax-deferred return of capital to the extent of the shareholder’s basis in the shares and capital gain thereafter. A return of capital, which represents a return of a shareholder’s original investment in the Fund, reduces the basis of the shares held by a shareholder, which may increase the amount of gain recognized upon the sale of such shares.

If a shareholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common shares under the Automatic Dividend Reinvestment Plan unless a shareholder elects to receive distributions in cash. If a shareholder elects to receive distributions in cash, payment will be made by check. See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common shareholders to reinvest distributions in additional common shares. Common shares will be issued by us under the Plan when our common shares are trading at a premium to net asset value. If our common shares are trading at a discount to net asset value, shares issued under the Plan will be purchased on the open market. Common shares issued directly from us under the Plan will be acquired at the greater of (1) net asset value at the close of business on the payment date of the distribution, or (2) 95% of the market price per common share on the payment date. Common shares issued under the Plan when shares are trading at a discount to net asset value will be purchased in the market at market price or a negotiated price determined by Computershare Trust Company, N.A. (the “Plan Agent”).

Automatic Dividend Reinvestment

If a shareholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of The Depository Trust & Clearing Corporation (“DTC”) and such shareholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for shareholders by the Plan Agent, in additional common shares (unless a shareholder is ineligible or elects otherwise). If a shareholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such shareholder’s account is not coded dividend reinvestment by such brokerage firm or if a shareholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a shareholder will need to ask its investment executive what arrangements, if any, can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a shareholder will receive distributions in cash.

Shareholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the distribution in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (1) through receipt of additional common shares from us (“Additional Common Shares”) or (2) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per common share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Shares from us for each participant’s account. The number of Additional Common Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (1) the net asset value per common share on the payment date, or (2) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than 30 days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants and then, with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a per share fee (currently $0.05) with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Material U.S. Federal Income Tax Considerations.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of our common shares is higher than the net asset value, participants in the Plan will receive common shares at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of common shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. In addition, because we do not redeem our shares, the price on resale may be more or less than the net asset value. See “Material U.S. Federal Income Tax Considerations” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then-current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment will be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

Cash Purchase Option

In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional common shares through optional cash investments in limited amounts on a quarterly or other periodic basis. If and when we implement the cash purchase option under the Plan, common shareholders will receive notice 60 days prior to its implementation and further details, including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Declaration of Trust and Bylaws and the laws of the State of Maryland.

Common Shares of Beneficial Interest

General. Our Declaration of Trust authorizes us to issue up to 100,000,000 common shares of beneficial interest, $0.001 par value per share. Our Board of Trustees may, without any action by our shareholders, amend our Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class or series that we have authority to issue under our Declaration of Trust and under the 1940 Act. In addition, our Declaration of Trust authorizes our Board of Trustees, without any action by our shareholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of shares of beneficial interest from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the shareholders’ best interests. Under Maryland law and our Declaration of Trust, shareholders generally are not liable for our debts or obligations.

All common shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of common shares are entitled to receive distributions when authorized by the Board of Trustees and declared by us out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All common shares have equal distribution, liquidation and other rights.

Limitations on Distributions. If any preferred shares are outstanding, holders of common shares will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred shares and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of common shares will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights. Common shareholders are entitled to share ratably in the assets legally available for distribution to shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our shares of beneficial interest, including any preferred shares. The rights of common shareholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred shares or senior securities representing indebtedness.

Voting Rights. Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of trustees. The presence of the holders of shares of beneficial interest entitled to cast a majority of the votes entitled to be cast (without regard to class) will constitute a quorum at a meeting of shareholders. Our Declaration of Trust provides that, except as otherwise provided in the Bylaws, trustees will be elected by the affirmative vote of the holders of a majority of the shares of beneficial interest outstanding and entitled to vote thereon. The Bylaws provide that trustees are elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of trustees. Consequently, at each annual meeting of shareholders, the holders of a majority of the outstanding shares of beneficial interest entitled to vote will be able to elect all of the successors of the class of trustees whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred shares will have the right to elect two trustees at all times. Pursuant to our Declaration of Trust and Bylaws, the Board of Trustees may amend the Bylaws to alter the vote required to elect trustees.

Under the rules of the NYSE applicable to listed companies, we will be required to hold an annual meeting of shareholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of shareholders.

Market. Our common shares have been approved to trade on the NYSE under the ticker symbol “               ,” subject to notice of issuance.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent.                , will serve as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common shares and the dividend paying agent for our common shares.

Preferred Shares of Beneficial Interest

General. Our Declaration of Trust authorizes the issuance of up to 10,000,000 preferred shares of beneficial interest, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Trustees.

Our Board of Trustees may, without any action by our shareholders, amend our Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class or series that we have authority to issue under our Declaration of Trust and under the 1940 Act. In addition, our Declaration of Trust authorizes the Board of Trustees, without any action by the shareholders, to classify and reclassify any unissued preferred shares into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions. Holders of any preferred shares will be entitled to receive cash distributions, when, as and if authorized by the Board of Trustees and declared by us, out of funds legally available therefor. The prospectus for any preferred shares will describe the distribution payment provisions for those shares. Distributions so declared and payable will be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common shares. Because we may invest up to 25% of our total assets in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred shares could exceed our current and accumulated earnings and profits, which would be treated for federal income tax purposes as a tax-deferred return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred shares.

Limitations on Distributions. If we have senior securities representing indebtedness outstanding, holders of preferred shares will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of our assets. Preferred shares ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights. Except as otherwise indicated in our Declaration of Trust or Bylaws, or as otherwise required by applicable law, holders of any preferred shares will have one vote per share and vote together with holders of common shares as a single class.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees at any time two years’ accumulated distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Declaration of Trust and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our preferred shares are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred shares (unless a higher vote is required by the rules of any stock exchange or automated quotation system on which the Fund’s preferred shares may be listed or traded), voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

CERTAIN PROVISIONS IN OUR DECLARATION OF TRUST AND BYLAWS

The following description of certain provisions of our Declaration of Trust and Bylaws is only a summary. For a complete description, please refer to our Declaration of Trust and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Furthermore, these provisions can have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Term

Our Declaration of Trust provides that the Fund will terminate on                 , [•] (such date, including any extension, the “Termination Date”); provided, that if our Board of Trustees determines that, under then-current market conditions, it is in the best interests of the Fund, the Board may, in its sole discretion and without any action by the shareholders of the Fund, extend the Termination Date (1) once for a period of up to one year (i.e., up to                 , [•]), and (2) again for a period of up to one additional year (i.e., up to                 , [•]), in each case upon provision of at least 60 days’ prior written notice to shareholders. Notwithstanding the foregoing, if our Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer, our Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for our perpetual existence, subject to the terms and conditions described herein. On or before the Termination Date, we will cease our investment operations, retire or redeem our leverage facilities, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date.

Classification of the Board of Trustees; Election of Trustees

Our Declaration of Trust provides that our trustees are designated as directors, and that our business and affairs are managed under the direction of our Board of Trustees.

Our Declaration of Trust provides that the number of trustees may be established only by the Board of Trustees pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of trustees may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining trustees, even if those remaining trustees do not constitute a quorum. Pursuant to our Declaration of Trust, the Board of Trustees is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2020, 2021 and 2022, respectively, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year only one class of trustees will be elected by the shareholders. The classification of the Board of Trustees should help to assure the continuity and stability of our strategies and policies as determined by the Board of Trustees.

The classified Board provision could have the effect of making the replacement of incumbent trustees more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, generally will be required to effect a change in a majority of the Board of Trustees. Thus, the classified Board provision could increase the likelihood that incumbent trustees will retain their positions. The staggered terms of trustees may delay, defer or prevent a change in control of the Board of Trustees, even though a change in control might be in the best interests of the shareholders.

Removal of Trustees

Our Declaration of Trust provides that, subject to the rights of holders of one or more classes of preferred shares, a trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of trustees. This provision, when coupled with the provision in the Declaration of Trust and Bylaws authorizing only the Board of Trustees to fill vacant trusteeships, precludes shareholders from removing incumbent trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

Approval of Extraordinary Corporate Action; Amendment of Declaration of Trust and Bylaws

Subject to certain exceptions described below, our Declaration of Trust provides for approval of amendments to the Declaration of Trust by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Declaration of Trust also provides that (1) our liquidation or dissolution, or any merger, conversion consolidation, share exchange or sale or exchange of all or substantially all of our assets that would require the approval of the stockholders of a Maryland corporation under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of trustees, (3) any amendment to our Declaration of Trust that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common shares a redeemable security and (4) any amendment to certain provisions of our Declaration of Trust, including the provisions relating to the number, qualifications, classification, election and removal of trustees, requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Trustees (defined below), in addition to approval by the full Board, such proposal may be approved by the shareholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the shareholders required by applicable law. The “Continuing Trustees” are defined in our Declaration of Trust as (1) our current trustees, (2) those trustees whose nomination for election by the shareholders or whose election by the trustees to fill vacancies is approved by a majority of Continuing Trustees then on the Board and (3) any successor trustees whose nomination for election by the shareholders or whose election by the trustees to fill vacancies is approved by a majority of the Continuing Trustees then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Trustees and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Notwithstanding the foregoing vote requirements, our Declaration of Trust provides that a sale or exchange of all or substantially all of our assets in connection with our termination or an Eligible Tender Offer does not require shareholder approval.

Our Declaration of Trust and Bylaws provide that the Board of Trustees has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Trustee Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Trustees, or (3) by a shareholder who was a shareholder of record both at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) by or at the direction of the Board of Trustees, or (2) provided that the Board of Trustees has determined that trustees will be elected at the meeting, by a shareholder who was a shareholders of record both at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Shareholder-Requested Special Meetings

Our Bylaws provide that special meetings of shareholders may be called by the Board of Trustees and certain of our officers. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Shareholders

Under the Declaration of Trust and Bylaws, shareholder action can be taken only at an annual or special meeting of shareholders.

CLOSED-END COMPANY STRUCTURE

We are a non-diversified closed-end investment company and as such our shareholders will not have the right to cause us to redeem their shares. Instead, our common shares trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our net asset value may decrease as a result of investment activities. To the extent our common shares do trade at a discount, our Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred shares. Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount. There is no guarantee or assurance that our Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the 1940 Act, the Exchange Act and the principal stock exchange on which our common shares are traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require approval of our Board of Trustees and shareholder approval to amend our Declaration of Trust. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common shares would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company require a fund to redeem its common shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, without the discount commonly associated with closed-end investment companies. Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or be required to liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of our investment policies and restrictions may be incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company may require material changes to our investment policies.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated or conversion transaction, constructive sale or straddle, trader in securities that has elected the mark-to-market method of account for its securities, U.S. holder (as defined below) whose functional currency is not the United States dollar or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax. In addition, a domestic Subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by Subsidiaries) would adversely affect the returns from investments held through the Subsidiaries.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

MLP Equity Securities

MLPs are generally treated as publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership derives 90% or more of its gross income from qualifying sources, such as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) and the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber) or industrial source carbon dioxide. Most of the MLPs in which the Fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests may be treated as corporations. References in this discussion to MLPs include only those MLPs that are treated as partnerships for federal income tax purposes.

MLPs treated as partnerships for federal income tax purposes are taxed differently from corporations. A corporation is required to pay federal income tax on its income, and to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Partnerships, in contrast, generally pay no federal income tax at the entity level. The partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners based on their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be generally taxed only at one level—at the partner level.

When the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income its allocable share of the income, gains, losses, deductions and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Cash distributions from an MLP to the Fund will be treated as a return of capital to the extent of the Fund’s basis in the MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in the MLP interest. As discussed above, in order to qualify as a RIC, the Fund must distribute to shareholders at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income that is allocated to the Fund from an MLP regardless of whether the MLP makes a cash distribution of such income to the Fund. As a result, if the taxable income allocated to the Fund from an MLP exceeds the cash distributions received from the MLP, the Fund may be required to sell other securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, in order to satisfy these distribution requirements.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an MLP interest equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s basis in the MLP interest. The amount realized by the Fund generally will be the amount paid by the purchaser of the MLP interest plus the Fund’s allocable share, if any, of the MLP’s debt that was allocated to the Fund prior to such sale, exchange or other taxable disposition. The Fund’s basis in an MLP interest generally is equal to the amount the Fund paid for the MLP interest, (1) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (2) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the MLP interest by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP interest (or by an MLP on a disposition of an underlying asset) may be taxed as ordinary income under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may be used only to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP interest (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income.

As discussed above, net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly traded partnerships.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs taxed as partnerships may be treated as items of tax preference for purposes of the federal alternative minimum tax (the “AMT”). The Fund intends to apportion these items in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Municipal Securities and Other Debt Instruments

The Fund expects that it will invest less than 50% of its total assets in municipal securities and that the municipal securities in which it invests will primarily be taxable municipal securities whose income is subject to U.S. federal income tax. As a result, the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders, and interest on municipal securities will be taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal securities will be taxable to shareholders of the Fund when distributed to them.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund’s investment in lower rated or unrated debt securities may present tax risks for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

If the Fund invests in tax credit Build America Bonds or certain other bonds generating tax credits issued on or before December 31, 2017, it may make an election to pass through the credits to its shareholders. If such an election is made, the Fund will be required to (1) include in gross income for the tax year, as interest, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made and (2) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Fund (1) will be required to include in gross income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (2) will be permitted to take the shareholder’s proportionate share of the credits against the shareholder’s federal income tax liability. If the Fund makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. If the Fund passes tax credits through to shareholders, shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

Options and Other Derivative Instruments

The Fund’s transactions in options and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), and (2) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a RIC and for avoiding federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The taxation of options is generally governed by Code section 1234. Pursuant to Code section 1234, if an option written by the Fund expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss generally will be short-term capital gain or loss.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities generally will not be treated as a straddle subject to the straddle rules described above. In general, a qualified covered call option is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092), is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividends received with respect to stock held as part of the straddle may be eligible for qualified dividend income treatment and the corporate dividends received deduction (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. In general, the Fund would be required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Fund’s taxable year (and on October 31 of each year for purposes of the 4% excise tax) and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts would be treated as long-term capital gain or loss and forty percent of such gain or loss would be treated as short-term capital gain or loss (“60/40 gain or loss”).

The Code permits a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “mark-to-market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for federal income tax purposes. The net capital gain or loss is treated as 60/40 gain or loss if it is attributable to the section 1256 contract positions or all short-term capital gain or loss if it is attributable to the non-section 1256 contract positions.

The wash sale rules may apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. RICs currently cannot pass the special character of this income through to shareholders. As a result, if the Fund invests in REITs, shareholders of the Fund will not be entitled to this deduction while direct investors in REITs may be entitled to this deduction.

Recent tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 provides a limitation on the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income. The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. It is unclear whether RICs will be subject to this rule and, if so, how it will be applied, but this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

The Fund intends in general to apportion these items of tax preference for purposes of the AMT in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction) for shareholders subject to the AMT.

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our shares (a “Non-U.S. Shareholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Shareholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Shareholder that holds, at any time, more than five percent of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Shareholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Shareholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Shareholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Shareholder will be allowed as a credit against such Non-U.S. Shareholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally impose a 30% withholding tax on distributions paid with respect to our shares and, on and after January 1, 2019, the gross proceeds from a disposition of our shares paid to (1) a foreign financial institution (as defined in section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (2) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in our shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

UNDERWRITING

Under the terms and subject to the conditions of an underwriting agreement dated as of the date of this prospectus, the underwriters named below (the “Underwriters”), for whom                               are acting as representatives (the “Representatives”), have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares indicated below:

Underwriter	Number of Shares

Total

The Underwriters are offering the common shares subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the offering price listed on the cover page of this prospectus and part of the shares to certain dealers at a price that represents a concession not in excess of $           per common share under the initial offering price. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $           per common share are equal to           % of the initial offering price. Investors must pay for any common shares purchased on or before           , 2018.

We have granted to the Underwriters an option, exercisable for           days from the date of this prospectus, to purchase up to an aggregate of           common shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering overallotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $           , the total Underwriters’ discount and commissions (sales load) would be $           and the total proceeds to us would be $           .

The following table summarizes the estimated expenses and compensation that we will pay.

	Per Share		Total
	Without Over- allotment	With Over- allotment	Without Over- allotment	With Over- allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Proceeds, before expenses, to the Fund	$	$	$	$

The fees described below under “—Additional Compensation to be Paid by Our Adviser” are not reimbursable to the Adviser by us and are therefore not reflected in expenses payable by us in the table above.

Offering expenses paid by us (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common shares) will not exceed $           per common share sold by us in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess and will also pay all organizational expenses. The aggregate offering expenses (excluding sales load) are estimated to be $           in total, $           of which will be borne by us (or $           if the Underwriters exercise their over-allotment option in full). See “Summary of Company Expenses.”

The Underwriters have informed us that they do not intend sales to discretionary accounts to exceed 5% of the total number of common shares offered by them.

In order to meet requirements for listing our common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($           ).

Our common shares are expected to be approved for listing on the NYSE under the trading symbol “           .”

We and all trustees and officers and the holders of all of our outstanding shares have agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, we and they will not, during the period ending 180 days after the date of this prospectus:

●	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell;

●	grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares;

●	file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares; or

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares;

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or announce material news or a material event relating to the Company; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to our Automatic Dividend Reinvestment Plan or any preferred share issuance, if any.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. Specifically, the Underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of shares available for purchase by the Underwriters under the over-allotment option (exercisable for               days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the overallotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The Underwriters also may sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating this offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate also may reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for our common shares or any other securities issued by us. Consequently, the offering price for the common shares was determined by negotiation among us, our Adviser and the Representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our common shares will develop and continue after this offering.

We anticipate that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. We, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of our common shares, our Adviser purchased common shares from us in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, our Adviser owned 100% of our outstanding common shares. Our Adviser may be deemed to control us until such time as it owns less than 25% of our outstanding common shares, which is expected to occur as of the completion of the offering of common shares.

The principal business address of               is               .

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of common shares, or the possession, circulation or distribution of this prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Certain marketing or sales related support will be provided by affiliates of our Adviser. Our Adviser has entered into an agreement with an affiliated registered broker-dealer, which contemplates the delivery of marketing support to our Adviser during the course of this offering. Subject to the $               per share limitation on offering costs borne by the Fund, the Fund may pay a portion of the compensation due pursuant to this agreement and the remainder will be paid exclusively by our Adviser.

Additional Compensation to be Paid by Our Adviser

Our Adviser (and not us) has agreed to pay, from its own assets, a structuring fee to each of               in the amount of $               . In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the structuring fees will be paid by our Adviser for advice to our Adviser relating to the structure, design and organization of the Fund. The syndication fee will be paid by our Adviser for syndication assistance relating to the Fund and the distribution of our common shares. These services are unrelated to our Adviser’s function of advising us as to its investments in securities or use of investment strategies and investment techniques. Our Adviser (and not us) also may pay certain qualifying underwriters from among those named in the table above, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed [1.00]% of the total price of the common shares sold in this offering.

As part of the payment of our offering expenses, we have agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of our common shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of our common shares. Such expenses will not exceed $               in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that we will pay of $               per share is equal to               % of gross proceeds. We have agreed to reimburse the Underwriters the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the common shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the common shares, in an amount not to exceed $               in the aggregate, which amount will not exceed               % of gross proceeds. Our Adviser (and not us) will pay a syndication fee and structuring fees as described above. Total compensation to the Underwriters will not exceed               % of gross proceeds.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

               , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of                %.

               , will serve as our custodian.

               ,will serve as our fund accountant.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Vedder Price P.C. (“Vedder”), Chicago, Illinois, and for the Underwriters by               (“               “),               . Vedder and               may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

AVAILABLE INFORMATION

We will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We intend to voluntarily file quarterly shareholder reports. These documents will be available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the Public Reference Room facilities may be obtained by calling the SEC at (202) 551-8090.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference and other information we have filed electronically with the SEC.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Investment Objective and Principal Investment Strategies	4
Management of the Fund	20
Portfolio Transactions	31
Control Persons and Principal Shareholders	33
Determination of Net Asset Value	33
Material U.S. Federal Income Tax Considerations	35
Proxy Voting Policies	46
Independent Registered Public Accounting Firm	47
Administrator, Custodian and Fund Accountant	48
Additional Information	48
Index to Financial Statements	F-1

[Back cover]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Statement of Additional Information dated July 25, 2018

TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Essential Assets Income Term Fund, a Maryland statutory trust (the “Fund,” “we,” “us,” or “our”), is a newly-organized, non-diversified, closed-end management investment company.

This statement of additional information relates to an offering of our common shares and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated               , 2018. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common shares. You should obtain and read our prospectus prior to purchasing any of our common shares. A copy of our prospectus may be obtained without charge from us by calling toll-free at 1-866-362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

This statement of additional information is dated               , 2018.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations	1
Investment Objective and Principal Investment Strategies	4
Management of the Fund	20
Portfolio Transactions	31
Control Persons and Principal Shareholders	33
Determination of Net Asset Value	33
Material U.S. Federal Income Tax Considerations	35
Proxy Voting Policies	46
Independent Registered Public Accounting Firm	47
Administrator, Custodian and Fund Accountant	48
Additional Information	48
Index To Financial Statements	F-1

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are applied only immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of our total assets (including assets obtained through leverage).

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
(3)

make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)

concentrate (invest 25% or more of our total assets) our investments in any particular industry or group of industries, except that we will concentrate our assets in the industry sectors that comprise essential asset sectors (as defined in the prospectus);

(5)

underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

(6)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”); and

(7)

purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

For the purposes of our concentration policy set forth in (4) above, municipal securities issued by governmental entities or political subdivisions therefor shall not be considered part of any industry and such securities are therefore not subject to the policy on industry concentration. Municipal securities backed by the assets and revenues of non-governmental issuers shall be considered part of an industry and the industry classification shall be determined by reference to the underlying assets or revenues that support the project. When a security is guaranteed by the enforceable obligation of a superior or unrelated governmental entity, such guarantee or other obligation shall be considered a separate security for purposes of the concentration policy and such obligor shall be considered the issuer. With respect to investments in bank loans and bank participations, if the Fund does not have a direct debtor-creditor relationship with the borrower, then the Fund will treat both the institution selling the loan and ultimate borrower as issuers for purposes of the Fund’s policy on concentration.

1

All other investment policies are considered non-fundamental and may be changed by our Board of Trustees (the “Board of Trustees” or the “Board”) without prior approval of our outstanding voting securities.

Non-Fundamental Investment Policies

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. This investment policy is non-fundamental.

We have adopted the following additional non-fundamental policies:

●	Under normal conditions, we may invest up to 70% of our total assets in Private Investments (as defined below);
●

Under normal conditions, we may invest up to 50% of our total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●

As a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we may invest up to 25% of our total assets in securities of master limited partnerships (“MLPs”) and other entities treated as qualified publicly traded partnerships for federal income tax purposes; and

●	We will not engage in short sales of securities.

For purposes of the investment policy described in the first bullet above, “Private Investments” include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in energy-related issuers, including securities of issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities and securities of private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments.

For purposes of our policy of investing up to 70% of our total assets in Private Investments, securities will no longer be considered private once they are registered or otherwise tradeable without restriction.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Trustees may change our non-fundamental investment policies without shareholder approval and will provide notice to shareholders of material changes (including notice through shareholder reports), although a change in the policy of investing at least 80% of our total assets in issuers operating in essential asset sectors will require at least 60 days’ prior written notice to shareholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market price fluctuations.

2

In addition, to comply with federal income tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by our Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. In addition, as the Termination Date approaches, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Currently, under the 1940 Act, we are not permitted to issue preferred shares unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred shares. Stated another way, we may not issue preferred shares that, together with outstanding preferred shares and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common shares or purchase any common shares (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred shares, or sell a portion of our investments when it may be disadvantageous to do so in order to maintain the required asset coverage. Common shareholders would bear the costs of issuing additional preferred shares, which may include offering expenses and the ongoing payment of distributions. Currently under the 1940 Act, we may issue only one class of preferred shares.

Currently, under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding senior securities representing indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities representing indebtedness. We must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act currently provides that we may not declare any distribution with respect to any class of shares of our shares, or purchase any of our shares (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred shares if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. If the asset coverage for senior securities representing indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to reduce our leverage or sell a portion of our investments when it may be disadvantageous to do so. Currently, under the 1940 Act, we may issue only one class of senior securities representing indebtedness.

3

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred shares issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently, under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company that owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may from time to time be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Currently, under the 1940 Act, we may, but do not currently intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided that the investment does not represent more than 3% of the voting shares of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on any preferred shares and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are applied only immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

4

Our investment objective is to provide our common shareholders current income with the potential for capital appreciation. Our investment objective is not fundamental and may be changed by our Board without shareholder approval. We cannot assure you that we will achieve our investment objective. Our investment objective and the investment policies discussed below are non-fundamental. Our Board of Trustees may change our investment objective, or any policy or limitation that is not fundamental, without shareholder approval and will provide notice to shareholders of material changes (including notice through shareholder reports), although a change in the policy of investing at least 80% of our total assets in issuers operating in essential asset sectors will require at least 60 days’ prior written notice to shareholders.

We seek to achieve our investment objective by investing, under normal conditions, at least 80% of our total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. We consider essential assets to be assets or services that are indispensable and necessary to the basic functioning of the economy and society as a whole. Essential asset sectors include the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water, telecommunications, human services and social services sectors. We may invest across all levels of an issuer’s capital structure and emphasize income-generating investments, particularly in social infrastructure, sustainable infrastructure and energy infrastructure. Our investment portfolio generally will be comprised of the following types of investments:

●

Private investments. We may make private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) private investments in energy-related issuers, including securities of issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities and securities of private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments (previously defined as “Private Investments”).

●

Listed equity securities. We may invest in listed equity securities of issuers in essential asset sectors, including common stock, common units of master limited partnerships (“MLPs”) and of limited liability companies (“LLCs”) and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, energy infrastructure and broader energy and water sectors. We may invest in securities of any market capitalization, including small- and mid-capitalization companies. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio.

●

Corporate debt securities. We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an initial emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities.

5

Under normal conditions, up to 70% of our total assets may be invested in Private Investments. Securities will no longer be considered private for purposes of this policy once they are registered or otherwise tradeable without restriction.

We consider an issuer to be operating in an essential asset sector if (1) at least 50% of its assets are dedicated to, or at least 50% of its cash flow or revenue is derived from, one or more essential asset sectors, including the energy, power, infrastructure, basic materials, healthcare, education, housing, industrial, transportation, water, telecommunications, human services and social services sectors; or (2) it is otherwise determined by Tortoise Capital Advisors, L.L.C. (the “Adviser”) or Tortoise Credit Strategies, LLC (the “Subadviser”) to be an issuer in one of the sectors mentioned above by (i) its classification or inclusion in an index related to that industry or sector, (ii) its Global Industry Classification Standard (“GICS”) classification or (iii) its assignment of a related code under the Standard Industrial Classification (“SIC”) system.

Private Investments

Under normal conditions, up to 70% of our total assets may be invested in private equity and debt investments in essential asset-based issuers, which investments may include (1) equity and debt investments in private clean energy-related issuers; (2) Private Investments in energy-related issuers, including securities of issuers with public equity, commonly referred to as “PIPEs,” structured preferred securities and private companies; (3) directly originated securities and obligations of governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds; and (4) other privately structured investments.

Equity and Debt Investments in Private Clean Energy-Related Issuers. We may make equity and debt investments in private clean energy-related issuers. These issuers may include (1) private, middle-market companies whose activities focus on the generation of power from renewable sources, such as utility-scale and distributed solar power; utility-scale wind, hydroelectric and geothermal power; the generation of power from natural gas; the development of other clean energy sources, such as landfill gas; the provision of storage and transmission services in connection with the provision of clean energy; the development of sustainable energy infrastructure; and efforts to increase energy efficiency; and (2) joint ventures and special purpose vehicles established with such companies to design, develop and operate specific projects relating to the generation, storage and transmission of clean energy.

Our Adviser will seek to invest in private clean energy-related companies that have (1) high-quality, long-lived, sustainable assets using proven technologies; (2) regulatory mandates, favorable growth trends and long-term revenue contracts with creditworthy counterparties; (3) assets with competitive cost positions that provide essential services; and (4) proven management teams, operators, developers and investment partners.

Private Energy Investments. We may make private energy investments in securities of issuers with public equity (“PIPEs”), structured preferred securities and securities of private companies in essential asset sectors, with an expected emphasis on the energy and energy infrastructure sectors. These securities generally will consist of common units of MLPs and common units of LLCs, preferred equity and common stock. These transactions generally will result either in our directly acquiring restricted stock or in our acquiring a restricted security or other instrument that is convertible into restricted or registered stock. In evaluating opportunities for private energy investments, our Adviser generally will use the same criteria it uses to seek investments in listed equity securities, as discussed above.

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Directly Originated Social Infrastructure Securities. Social infrastructure assets and services include primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; senior, student, affordable, military and other housing facilities; industrial infrastructure and utility projects; and nonprofit and civic facilities. Issuers of social infrastructure securities and obligations may include governmental entities or other qualifying issuers of states, municipalities, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, private nonprofit organizations, 501(c)(3) organizations, public nonprofit organizations and other entities authorized to issue private activity and tax-exempt municipal bonds.

Securities in the education sector include those issued in connection with PreK-12, post-secondary, job training institutions (including private, parochial, charter, vocational and technical, community/junior colleges, and small private colleges and universities). Securities in the healthcare sector include those issued in connection with senior care and housing, hospitals and medical care providers (including rehab, psychiatric and substance-abuse) and long-term care facilities (including the entire continuum from independent living to assisted living to skilled nursing, palliative care and hospice). Securities in the industrial infrastructure sectors include those issued in connection with industrial plants and projects, including solid waste disposal, recycling and waste-to-energy. Securities in the housing sector include those issued in connection with seniors, students, affordable housing (including apartments, multi-family and single family), military and mobile-home park builders and operators.

Our Subadviser will manage our investments in directly originated social infrastructure securities and will seek to invest in social infrastructure providers that have (1) seasoned management teams with industry expertise and independent governance structures using best practices; (2) operating profiles with operational effectiveness and favorable statutory and regulatory environments; (3) financial resources and flexibility with an ability to manage debt; and (4) demonstrated demand.

We may invest in debt securities of any maturity and credit quality but expect to primarily invest in “high yield” securities. High yield securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by our Subadviser to be of comparable credit quality.

Under current market conditions, it is anticipated that we will primarily invest in directly originated securities. We also may purchase securities in the secondary market.

Listed Equity Securities

Our investments in listed equity securities will include securities that are publicly traded on an exchange or in the OTC market. These securities may consist primarily of common stock, common units of MLPs and common units of LLCs and preferred equity. While we may invest across a broad range of essential asset sectors, and the allocation of our investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, energy infrastructure and broader energy and water sectors. We may invest in securities of any market capitalization, including small- and mid-capitalization companies. We may invest up to 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

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Our Adviser’s investment strategy targets listed equity securities of essential asset companies with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.

Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative and relative value factors. Investment decisions are driven by proprietary financial, risk and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis and aid in peer comparisons. The risk models assess a company’s asset quality, management, stability of cash flows and operational and financial performance. Our Adviser also uses traditional valuation metrics such as cash flow multiples and net asset value in its investment process.

An investment team consisting of portfolio managers of our Adviser is responsible for approving investment decisions and monitoring investments with respect to the portion of our investment portfolio managed by our Adviser. In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits and government information. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its investment criteria, our Adviser generally will look for the targeted investment characteristics described herein. With respect to the portion of our investment portfolio managed by our Adviser, all decisions to invest in a company must be approved by the unanimous decision of the investment team. Our Adviser’s due diligence process is comprehensive and generally includes, among other things, review of historical and prospective financial information, diligence of quarterly updates and conference calls and analysis of financial models and projections.

We will seek to provide current income from gains earned through an option overlay strategy. We currently intend to write (sell) call options on selected listed equity securities in our investment portfolio (“covered calls”). The notional amount of such covered calls is expected to initially be approximately 10% to 30% of our listed equity investments, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium we receive, we give up the potential appreciation above the exercise price in the market value of the security or securities underlying the covered calls. Therefore, we may forego the potential appreciation for part of our listed equity investments in exchange for the call premium received.

Corporate Debt Securities

We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an initial emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

We may invest in corporate debt securities that are purchased and sold in private offerings pursuant to Rule 144A or other applicable exemptions from the registration requirements of the Securities Act. We may purchase or sell corporate debt securities on a when-issued, delayed-delivery or forward commitment basis.

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Our Subadviser’s investment strategy uses a combination of top down analysis of the global economy, interest rate and business cycles as well as bottom up research on sectors, industries and issuers to adjust the duration and quality of portfolio holdings as well as increase or decrease our exposure to various sectors, industries and issuers over time based upon our Subadviser’s views on the business cycle. Our Subadviser’s portfolio management team can invest across the credit ratings spectrum from AAA to CCC in an effort to maximize returns in a rising market while preserving principal in down markets. Our Subadviser utilizes bank loans both opportunistically and strategically to invest in specific issuers, gain exposure to floating-rate assets, or move up in an issuer’s capital structure (loans are normally secured by an issuer’s assets while high yield bonds are typically unsecured). Our Subadviser’s credit research team members analyze their assigned industries across the capital structure and ratings spectrum within a global economic context and build a viewpoint of the competitive landscape within each industry group by reviewing broad macro trends, as well as issuer-specific trends, including profitability, specific competitive threats and other factors. Credit research analysts conduct a wide variety of activities to investigate the creditworthiness of specific corporate issuers, including the review of an issuer’s business operations, competitive positioning, financial performance, capital structure, management policies and ability to generate cash flow and service debt obligations.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.

Common Stock. Holders of common stock generally have voting rights with respect to the issuer; however, we do not expect to have voting control with respect to any of the issuers of listed equity securities in which we invest, and we may not have voting control with respect to some or all of our private equity investments. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common stock also may receive dividends; however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Preferred Equity. Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer’s common equity; however, their claims to the assets of the issuer are subordinated to the claims of the issuer’s creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

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Convertible preferred equity is preferred equity that may be exchanged or converted into a predetermined number of shares of the issuer’s common equity or another equity security at the option of the holder under specified circumstances. The investment characteristics of convertible preferred equity vary widely, which allows convertible preferred equity to be employed for a variety of investment strategies. We will exchange or convert convertible preferred equity into shares of common equity when, in the opinion of our Adviser, the investment characteristics of the common equity or other equity security will assist us in achieving our investment objective. We also may elect to hold or trade convertible preferred equity. In selecting convertible preferred equities, our Adviser evaluates the investment characteristics of the convertible preferred equity as well as the investment potential of the common equity or other equity security into which it may be converted for capital appreciation.

Common Units of MLPs and LLCs. An MLP is a publicly traded company organized as a limited partnership or LLC and treated as a qualified publicly traded partnership for federal income tax purposes. Common units represent an equity ownership interest in an MLP; however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. As a RIC, we may invest no more than 25% of our total assets in securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes.

Equity Securities of MLP Affiliates. In addition to common units of MLPs, we also may invest in equity securities issued by MLP affiliates, such as MLP institutional shares (“I-Shares”) and shares of common stock of corporations that own MLP general partner interests. I-Shares are equity securities that represent an ownership interest in an MLP affiliate whose assets consist exclusively of equity interests (institutional units or “I-Units”) in the MLP. I-Units have terms similar to those of MLP common units except that distributions by an MLP to a holder of its I-Units are made in the form of additional I-Units, rather than cash, which distributions are generally equal in value to the cash distributed to a holder of the MLP’s common units. Similarly, distributions to holders of I-Shares are made in the form of additional I-Shares, which distributions are generally equal in value to the value of the I-Units distributed to the I-Share issuer. Issuers of MLP I-Shares are treated as corporations and not partnerships for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Because the issuers of MLP I-Shares are not partnerships for federal income tax purposes, MLP I-Shares are not subject to the 25% of total assets limitation applicable to investments in MLPs and other qualified publicly traded partnerships. MLP affiliates also include the publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of MLPs. General partner interests often confer direct board participation rights and, in many cases, operating control with respect to the MLP.

Other Equity Securities. We may invest in all types of equity securities, including, but not limited to, those described above, as well as depository receipts, which represent interests in equity securities of non-U.S. issuers; limited partnership interests; rights and warrants; and shares of exchange-traded funds and real estate investment trusts (“REITs”).

Debt Securities

Debt securities represent an interest in a borrower’s indebtedness. Different types of debt securities provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt securities fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

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Corporate Debt Securities. We may invest in corporate debt securities, including corporate bonds and notes, project finance debt securities, bank loans and loan participations, of companies in essential asset sectors, with an emphasis on high yield debt securities. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Subadviser deems to be of comparable quality. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Our investments in corporate debt securities may include Rule 144A securities. For non-callable, non-puttable and non-amortizing securities, our investments will have a maximum maturity of 10 years while amortizing securities will have a maximum weighted average life of 10 years. Investments in callable and puttable securities will have a maximum of 10 years until the next call or put date with no maximum legal final maturity requirement.

Corporate Bonds and Notes. Our investments in corporate debt securities will include corporate bonds and notes. Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay dividends or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. We may invest in corporate bonds and notes of any credit quality. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

Project Finance Debt Securities. We may invest in the debt securities issued to finance specific projects focused primarily in essential asset areas, which may include both investment grade and high yield project finance bonds. Project finance is the financing of long-term infrastructure, industrial projects and public services using a non-recourse or limited-recourse financial structure. The debt and equity used to finance the project are paid back from the cash flow generated by the project. Project financing is a loan structure that relies primarily on the project’s cash flow for repayment, with the project’s assets, rights and interests held as secondary collateral.

Bank Loans and Loan Participations. Our investments in corporate debt securities may include investments in senior and subordinated bank loans to U.S. and non-U.S. businesses. Companies may borrow money from banks for a variety of reasons, including those set forth above under “Corporate Bonds and Notes.” The borrower under a bank loan typically pays interest at rates that are determined periodically on the basis of a floating base lending rate, commonly the London Interbank Offered Rate (“LIBOR”), plus a spread, during the term of the loan. The amount borrowed under a bank loan is typically repaid during the term of the loan in accordance with an agreed amortization schedule, but certain bank loans may permit interest-only payments during all or a portion of the loan term.

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The bank loans in which we invest will generally be secured by a lien on specified assets of the borrower and/or its affiliates. Senior loans occupy the highest position in the borrower’s capital structure and entitle the lender to a first-priority lien on the collateral securing the loan. The lien securing a subordinated loan is contractually subordinated to the rights of the borrower’s senior lenders. The terms governing bank loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender.

We may invest in bank loans through assignments, whereby we assume the position of the lender to the borrower, or loan participations, whereby we purchase all or a portion of the economic interest in a loan. The purchaser of a loan participation typically has a contractual relationship with the lender selling the participation but not with the borrower and will generally have rights that are more limited than the rights of a lender or of a person who acquires a loan by assignment.

The investment return of a bank loan or loan participation reflects the interest payments received and changes in the market price of the loan or participation during the holding period. Similar to corporate bonds and notes, the market price of a bank loan or loan participation may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. However, the floating-rate feature of many bank loans serves to lower the loans’ effective duration and prevent significant price fluctuations in response to changes in market interest rates.

Municipal-Related Securities. We expect that most of our investments in the social infrastructure sector will be comprised of municipal-related securities. Municipal-related securities are debt securities issued either by U.S. state and local governmental entities or by non-governmental entities, including private nonprofit, 501(c)(3) and for-profit entities, to raise funds to support activities with a public or, in certain circumstances, a private purpose. Public purposes for which municipal-related securities may be issued include the construction of a wide range of public infrastructure and facilities (including housing), essential social, health and/or public service sector programs and initiatives, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of securities are issued by or on behalf of public authorities, such as, to finance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. In addition, other private activity securities, the proceeds of which are used, for example, for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, but current federal tax laws place substantial limitations on the size of such issues. Private activities that may be funded by municipal-related securities include housing, medical and educational facility construction, or privately owned industrial development and pollution control projects.

The two principal classifications of municipal securities are “general obligation” and “revenue” or “special obligation” securities (including private activity securities). General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source and may be repaid only from the revenues of a specific facility or source. We also may purchase securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

The interest on our investments in municipal-related securities may bear a fixed rate or be payable at a variable or floating rate. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

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The municipal-related securities in which we invest will generally be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated securities in which we invest generally will be deemed by our Subadviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues.

Private issuers of municipal-related securities in the education sector include charter schools, student housing and other education subsectors, including, for example, private schools, parochial schools and vocational and technical schools. Private issuers of municipal-related securities in the healthcare sector include issuers in the senior care and housing, hospitals and providers and other healthcare subsectors, including, for example, assisted living and skilled nursing facilities. We also may invest in municipal-related securities of private issuers in the industrial and infrastructure sectors as well as in municipal-related securities of general nonprofit organizations, human services providers and issuers in the non-student and non-senior housing subsectors. In addition, we may invest in municipal-related securities issued by or on behalf of public authorities to finance or refinance privately owned or operated facilities, including in respect of electric energy or gas, sewage, solid waste disposal and other specialized facilities. Other private activity securities, the proceeds of which may be used for, as an example, the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal-related securities, but current federal tax laws place substantial limitations on the size of such issues.

Municipal Leases and Certificates of Participation. We may purchase securities that represent lease obligations and certificates of participation in such leases. These securities carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from U.S. federal income tax, as well as from state and local income taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, our original investment. To the extent that we invest in unrated municipal leases or participate in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, we will purchase securities representing lease obligations only where our Subadviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide us with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide us with the right to demand payment, on not more than seven days’ notice, of all or any part of our participation interest in the underlying municipal securities, plus accrued interest.

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Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is comprised of bonds the interest on which is subject to the federal alternative minimum tax. The distribution of our interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. See “Material U.S. Federal Income Tax Considerations.”

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. The interest paid on advance refunding bonds issued after December 31, 2017, however, will not be exempt from federal income tax.

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Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Other Municipal-Related Securities:

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Tender Option Bonds. We may enter into tender option bond transactions, whereby we will transfer municipal debt securities or other municipal securities into a special purpose entity and in return receive from such entity, residual interests.

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Variable Rate Demand Obligations (“VRDOs”). VRDOs are floating-rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution.

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Transactions in Financial Futures Contracts. Our investments may include financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by at least one NRSRO and must have a remaining maturity of 19 years or more.

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Municipal Interest Rate Swap Transactions. In order to hedge the value of our investments against interest rate fluctuations or to enhance our returns, we may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Securities Industry and Financial Markets Association Municipal Swap Index swaps.

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Insured Municipal Bonds. Our investments may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either we purchase or the issuer of the bond purchases the insurance.

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Build America Bonds. If we hold Build America Bonds, we may be eligible to receive a U.S. federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the Fund receiving a tax credit. The interest on Build America Bonds is taxable for U.S. federal income tax purposes. If we do receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during a taxable year, we may elect for U.S. federal income tax purposes to pass through to investors tax credits otherwise allowable to us for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” issued on or prior to December 31, 2017 (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If we were to so elect, an investor in the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

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Participation Notes. We may buy participation notes from a bank or broker-dealer that entitle us to a return measured by the change in value of an identified underlying security or basket of securities. Investment in a participation note is not the same as investment in the constituent shares of an entity since a participation note represents only an obligation of the issuer to provide us the economic performance equivalent to holding shares of an underlying security (i.e., shares of the underlying security are not in any way owned by us). However each participation note is intended to synthetically replicate the economic benefit of holding shares in the underlying security or basket of securities.

Pay-in-Kind Notes. Our investments may include notes that provide for payments-in-kind, which have an effect of deferring current cash payments.

High Yield and Unrated Securities. The corporate debt securities in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one nationally recognized statistical rating organization (“NRSRO”) or deemed to be of comparable quality by our Adviser or our Subadviser. The directly originated municipal securities in which we invest generally will be unrated. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser or Subadviser to determine whether to purchase, hold or sell unrated debt securities.

Variable- and Floating-Rate Securities. Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating-rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

When-Issued and Delayed-Delivery Securities. We may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The prices of these securities are subject to market fluctuations. For debt securities, no interest accrues to us until a settlement takes place. At the time we make a commitment to purchase securities on a when-issued or delayed-delivery basis, we will record the transaction and reflect the market prices of the securities when determining our net asset value. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

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In connection with these transactions, we will earmark or maintain a segregated account with our custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, we will meet our obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. When-issued and delayed-delivery transactions may allow us to hedge against changes in interest rates.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a discount from their face value. The purchaser recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as on market interest rates, the liquidity of the security and the issuer’s actual or perceived creditworthiness. Because zero-coupon securities bear no interest, their prices typically fluctuate more than the prices of other types of debt securities.

U.S. Government Obligations. We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Agency Obligations. We may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some of these obligations, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.

Restricted Securities, Including Securities of Private Companies

Restricted securities, including Rule 144A securities and securities of private companies, are subject to statutory and/or contractual restrictions on resale. However, such securities may be sold in private transactions with a limited number of purchasers or in public offerings registered under the Securities Act. Restricted securities include (1) registered securities of public companies subject to a lock-up period, (2) unregistered securities of public companies with registration rights, (3) unregistered securities of public companies that become freely tradable with the passage of time, and (4) unregistered securities of private companies. A registered security subject to such a lock-up period will no longer be considered a restricted security upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a restricted security when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a restricted security upon the elapse of the requisite time period.

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Non-U.S. Securities

We may invest up to 50% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. We may invest in securities of non-U.S. issuers located in emerging markets.

Covered Call Option Overlay Strategy

We will seek to provide current income from gains earned through our covered call option overlay strategy. We currently intend to write (sell) covered calls on selected listed equity securities in our investment portfolio and to write such calls only on securities we hold in our investment portfolio. The notional amount of such covered calls is expected to represent initially approximately 10% to 30% of our listed equity investments, although this percentage may vary over time depending on the cash flow requirements of our investment portfolio and on our Adviser’s assessment of market conditions. We currently intend to write out-of-the-money covered calls with strike prices above the market prices of the underlying securities.

A call option on a security is a contract that gives the holder of such option the right to buy the security underlying the option from the writer of such option at a specified price (the exercise price) at any time during the term of the option. At the time the call option is written, the writer of the call option receives a premium from the buyer.

If we write a covered call on a security or basket of securities, we have the obligation upon exercise of such option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such covered calls, in effect, during the term of the covered call, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the market value of securities underlying the covered calls. As a result, we forgo part of the potential appreciation for part of our listed equity investments in exchange for the call premium received but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the covered call over the premium per share received on the covered call.

If we write a covered call, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the covered call previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a covered call, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the covered call written. Premiums received from writing covered calls that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written covered call prior to its exercise, the difference between the premium received and the amount paid to repurchase the covered call is treated as a realized gain or realized loss. If a covered call is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

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Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered calls, there can be no assurance that we will succeed in any covered call option overlay strategy we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Fund. We may invest either directly or indirectly through the Subsidiaries. We will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to [25]% of our total assets in Subsidiaries. We typically expect to invest indirectly through the Subsidiaries if our Adviser believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. We initially anticipate investing in [•] indirectly through the Subsidiaries.

The Subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Fund. Our Board of Trustees will have oversight responsibility for the investment activities of the Fund, including the Fund’s investments in any Subsidiary, and our role as the sole shareholder of any Subsidiary.

The assets of any Subsidiaries and the assets of the Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. As a result, our Adviser, in managing any Subsidiary’s investment portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of any Subsidiary’s portfolio investments and shares of any Subsidiary.

The financial statements of any Subsidiary will be consolidated with our financial statements in our annual and semi-annual reports.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, as the Termination Date approaches, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities for defensive purposes, we may not achieve our investment objective.

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MANAGEMENT OF THE FUND

Trustees and Officers

Our business and affairs are managed under the direction of our Board of Trustees. Accordingly, our Board of Trustees provides broad oversight over our affairs, including oversight of the duties performed by our Adviser and our Subadviser. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our trustees and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each trustee and officer will hold office until his or her successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each trustee and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Upon commencement of our operations, our Board of Trustees will consist of a majority of trustees who are not interested persons (as defined in the 1940 Act) of our Adviser, our Subadviser or their affiliates.

	Position(s)			Other Public
	Held with			Company
	Company,			Directorships
	Term of Office		Number of Portfolios in	Held During
Name And	and Length of	Principal Occupation	Fund Complex Overseen	the Past Five
Age	Time Served	During Past Five Years	by Trustee/Officer(1)	Years
Independent Trustees

Interested Trustees and Officers(2)
P. Bradley Adams	Trustee since 2017	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Executive Officer of Tortoise closed-end funds since June 30, 2015; Chief Financial Officer of Tortoise closed-end funds from 2010 to June 30, 2015; Assistant Treasurer of Tortoise closed-end funds from 2005 to 2011.	Six	None
____________________

(1)	This number includes us, Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independent Fund, Inc. (“NDP”). Our Adviser also serves as the investment adviser to TYG, TPZ, NTG, TTP and NDP and three open-end investment companies.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.

Each trustee was selected to join our Board of Trustees based upon his or her character and integrity, his or her service as a director for other funds in the Tortoise fund complex and his or her willingness and ability to serve and commit the time necessary to perform the duties of a trustee. In addition, as to each trustee other than         , his or her status as not being an “interested person” as defined in the 1940 Act, and, as to          , his or her role with our Adviser, was an important factor in selection as a trustee. No factor was by itself controlling.

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In addition to the information provided in the table above, each trustee possesses the following attributes that were considered when selecting such trustee to join our Board of Trustees:          .

          serves as Chairman of the Board of Trustees of the Fund.         is an “interested person” of the Fund within the meaning of the 1940 Act. The appointment of         as Chairman reflects the Board of Trustees’ belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board of Trustees with insight into the Fund’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of meetings of the Board of Trustees.         serves as Lead Independent Trustee. The Lead Independent Trustee will, among other things, chair executive sessions of the four trustees who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Trustees”), serve as a spokesperson for the Independent Trustees and serve as a liaison between the Independent Trustees and the Fund’s management. The Independent Trustees will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees also has determined that its leadership structure, as described above, is appropriate in light of the Fund’s size and complexity, the number of Independent Trustees and the Board of Trustees’ general oversight responsibility. The Board of Trustees also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, but also enhances the independent and orderly exercise of its responsibilities.

The Board of Trustees currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the Independent Trustees,         , are the only members of each of these committees, except for the Executive Committee.

We have an executive committee consisting of         Independent Trustee and          “interested person” of the Fund within the meaning of the 1940 Act. The Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee currently consists of         .         is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone. Because the Fund has not commenced operations, the Executive Committee has not met.

We have an audit committee consisting of         Independent Trustees (the “Audit Committee”). Our Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act, and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Fund’s link on our Adviser’s and Subadviser’s website (http://www.tortoiseadvisors.com) and in print to any shareholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of the Fund’s audit; (iv) determines whether to recommend to the Board that our audited financial statements be included in the Fund’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Fund as defined in the 1940 Act. The Audit Committee members are         . The Board of Trustees has determined that         are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements,         has a Ph.D. in Finance. Because the Fund has not commenced operations, the Audit Committee has not met.

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We have a nominating and governance committee that consists exclusively of the          Independent Trustees (the “Nominating Committee”). Our Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Fund’s link on our Adviser’s website (http://www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the trustee nominees for the next annual meeting of shareholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board of Trustees trustee nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify trustee candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating Committee will consider shareholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by shareholders in compliance with our Bylaws will be evaluated on the same basis as other nominees considered by the Committee. Our Bylaws require all nominees for trustee, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Fund, or (2) to be a current trustee of the Fund that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for trustee, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for trustee. The Nominating Committee members are         . Because the Fund has not commenced operations, the Nominating Committee has not met.

We also have a compliance committee that consists exclusively of         Independent Trustees (the “Compliance Committee”). Our Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with our Code of Ethics; and handles other matters as the Board or committee chair deems appropriate. The Compliance Committee members are         . Because the Fund has not commenced operations, the Compliance Committee has not met.

The Board of Trustees’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Trustees will receive reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Trustees as part of its risk oversight efforts will meet at its regular meetings and as needed with our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Trustees believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Trustees is subject to substantial limitations.

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Trustees and officers who are interested persons of ours will receive no salary or fees from us. For the 2018 fiscal year, each Independent Trustee will receive from us an annual retainer in an amount to be determined following this offering and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No trustee or officer is entitled to receive pension or retirement benefits from us.

Because the Fund has not yet commenced operations, none of the trustees own Fund shares as of the date of this statement of additional information. The following table sets forth the dollar range of equity securities beneficially owned by each trustee in all funds overseen by the trustee as of          .

Aggregate Dollar Range of
Equity Securities in all
	Aggregate Dollar	Registered Investment
	Range of Fund	Companies Overseen by
	Securities Beneficially	Trustee in Family of
Name of Trustee	Owned By Trustee**	Investment Companies*
Independent Trustees
—
Interested Trustees
P. Bradley Adams	—
____________________

*	Includes the Fund, TYG, TPZ, NTG, TTP and NDP.
**	As of , the officers and trustees of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares.

Indemnification of Trustees and Officers

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the us and our shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the 1940 Act.

Our Declaration of Trust authorizes us to obligate ourselves, and our Bylaws obligate us to the maximum extent permitted by the Maryland General Corporation Law (the “MGCL”) for directors, officers, employees and agents of a Maryland corporation and subject to the requirements of the 1940 Act, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

●	any present or former trustee or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or
●	any individual who, while a trustee or officer of the Fund and at the Fund’s request, serves or has served as a director, trustee officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Our Declaration of Trust and Bylaws also permit it to indemnify and advance expenses to any person who served a predecessor of the Fund in any of the capacities described above and to any employee or agent of the Fund or a predecessor of the Fund.

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The MGCL requires a corporation (unless its charter provides otherwise, which our Declaration of Trust does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment Adviser

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Adviser specializes in actively managed portfolios of investments in essential assets. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Our Adviser also serves as investment adviser to TYG, TPZ, NTG, TTP and NDP, which are publicly traded closed-end investment companies that invest in MLPs, pipeline and energy companies. Our Adviser also serves as investment adviser to three open-end management investment companies and certain private funds that invest in MLPs and other energy infrastructure companies.

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Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”). Our Adviser is a wholly owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”), a company that owns essential asset and income-oriented investment advisers. A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees of our Adviser, including our portfolio managers, own an indirect minority interest in our Adviser.

In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we will pay our Adviser a fee for its investment management services equal to an annual rate of          % of our average monthly “Managed Assets” (defined as our total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares)). Because the fee paid to our Adviser is determined on the basis of our Managed Assets, our Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our shareholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us will include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, shareholder servicing agents and registrars for all services to us, (15) compensation and expenses of our trustees who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred shares, (18) all expenses incurred in connection with offerings of our common and preferred shares and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our trustees, officers and shareholders with respect thereto.

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The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement has a term ending on the second anniversary of this offering and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Trustees for renewal each year following its initial term. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. In addition, the Advisory Agreement must be approved annually by vote of a majority of the Independent Trustees. The Advisory Agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Subadviser

Our Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Tortoise Credit Strategies, LLC, a registered investment adviser, pursuant to which our Subadviser will serve as our investment subadviser. The principal business address of our Subadviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Subadviser specializes in actively managed portfolios of fixed income securities. Our Subadviser was formed in 2015 and, in June 2016, acquired the assets of Bradford & Marzec LLC, a specialized fixed-income boutique founded in 1984, along with key Bradford & Marzec employees.

Our Subadviser is indirectly wholly-owned by Tortoise Investments.

Under the Subadvisory Agreement, our Adviser pays our Subadviser a subadvisory fee based on the portion of our average monthly Managed Assets allocated from time to time to our Subadviser’s management. The subadvisory fee payable to our Subadviser will be paid by our Adviser out of the investment management fee it receives from us; accordingly, decisions to increase or decrease the portion of our assets allocated to our Subadviser will not affect the fees we pay for portfolio management services.

Investment Committee

An Investment Committee of our Adviser, comprised of representatives of our Adviser and our Subadviser, will provide strategic oversight and determine the allocation of our investment portfolio between Private Investments, listed equity securities and corporate debt securities, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common shareholders. Biographical information for the members of our Investment Committee is set forth in our prospectus under the heading “Management of the Fund—Investment Committee.”

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Investment Teams

Subject to the oversight of our Board of Trustees and pursuant to the Advisory Agreement, investment teams consisting of portfolio managers of our Adviser and our Subadviser are responsible for the day-to-day management of their respective sleeves of our overall investment portfolio. Our portfolio is managed by four investment teams of our Adviser and Subadviser (collectively, “Tortoise”): a Social Infrastructure Investment Team, a Sustainable Infrastructure Investment Team, an Energy Infrastructure Investment Team and an Essential Asset Fixed Income Investment Team. Biographical information for the members of our investment teams is set forth in our prospectus under the heading “Management of the Fund—Investment Teams.”

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each member of the portfolio management team as of                , 2018.

Fee Total Assets
			Number of	of Accounts
			Accounts	Paying a
	Number of	Total Assets of	Paying a	Performance
Name of Manager	Accounts	Accounts	Performance	Fee
Jeffery Brothers
Registered investment companies
Other pooled investment vehicles
Other accounts
Garey Fuqua
Registered investment companies
Other pooled investment vehicles
Other accounts
Jeremy Goff
Registered investment companies
Other pooled investment vehicles
Other accounts
Gregory Haendel
Registered investment companies
Other pooled investment vehicles
Other accounts
Brett Jergens
Registered investment companies
Other pooled investment vehicles
Other accounts
Brian Kessens
Registered investment companies
Other pooled investment vehicles
Other accounts
Sandra Matthews
Registered investment companies
Other pooled investment vehicles
Other accounts
James Mick
Registered investment companies
Other pooled investment vehicles
Other accounts
Matthew S. Ordway
Registered investment companies
Other pooled investment vehicles
Other accounts

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Fee Total Assets
			Number of	of Accounts
			Accounts	Paying a
	Number of	Total Assets of	Paying a	Performance
Name of Manager	Accounts	Accounts	Performance	Fee
Stephen Pang
Registered investment companies
Other pooled investment vehicles
Other accounts
Jerry G. Polacek
Registered investment companies
Other pooled investment vehicles
Other accounts
Prashanth K. Prakash
Registered investment companies
Other pooled investment vehicles
Other accounts
Matthew Sallee
Registered investment companies
Other pooled investment vehicles
Other accounts
Michael Sanchez
Registered investment companies
Other pooled investment vehicles
Other accounts
Robert Thummel
Registered investment companies
Other pooled investment vehicles
Other accounts

Investment team members do not receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. Tortoise’s compensation strategy is to offer competitive earnings for like positions in the investment adviser industry. Investment team members receive a base salary for the services they provide and are also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of our Subadviser. Each of                owns an equity interest in Tortoise Investments, LLC, the sole member of our Adviser, and each thus benefits from increases in the net income of our Adviser. Our Subadviser’s earnings are based in part on the value of assets held in the Fund’s portfolio. Because the Fund has not commenced operations, none of                beneficially own any security issued by the Fund as of the date of this statement of additional information.

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Allocation of Investment Opportunities

Conflicts of interest may arise from the fact that our Adviser, our Subadviser and their affiliates carry on substantial investment activities for other Adviser- and Subadviser-sponsored investment funds, vehicles and accounts, joint ventures and similar partnerships or arrangements (collectively, “Other Tortoise Accounts”), in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser and Subadviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the market value of securities held by other accounts. Our Adviser, our Subadviser or their affiliates may have financial incentives to favor certain of these accounts over us. For example, our Adviser or our Subadviser may have an incentive to allocate potentially more favorable investment opportunities to Other Tortoise Accounts that pay them an incentive or performance fee or in funds in which they or a related person have a beneficial interest. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser or our Subadviser also may have an incentive to make investments in one fund, having the effect of increasing the market price of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to our Adviser or Subadviser by that other fund or client. Certain of our Adviser’s and our Subadviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company. Other Tortoise Accounts may compete with us for specific trades. Our Adviser, our Subadviser or their affiliates may give advice and recommend securities to, or buy or sell securities for, Other Tortoise Accounts, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for us, even though their investment objectives may be the same as, or similar to, our investment objective. Our Adviser and our Subadviser have adopted written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser, our Subadviser or their affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser or our Subadviser in its discretion and in accordance with the clients’ various investment objectives and the procedures of our Adviser and our Subadviser. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions with Other Tortoise Accounts may results in better execution. When possible, our Adviser and our Subadviser combine all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser and our Subadviser consider a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has adopted written allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for participating clients over time.

Our Adviser and our Subadviser also serve as investment advisers for open-end funds and private funds, our Adviser also serves as investment adviser for other publicly traded closed-end funds and our Subadviser serves as investment adviser to an interval fund.

Our Adviser and Subadviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and Other Tortoise Accounts in the context of any particular investment opportunity, our investment activities, on the one hand, and Other Tortoise Accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of Other Tortoise Accounts. Accordingly, shareholders should be aware that our future performance and the future performance of Other Tortoise Accounts may vary.

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From time to time, our Adviser or our Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by our Adviser and our Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. Our Adviser’s and Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. Our Adviser and Subadviser have adopted various policies to mitigate these conflicts.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser, our Subadviser and their affiliates for Other Tortoise Accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act.

The 1940 Act may impose limits on our ability to co-invest with our affiliated companies in certain private placements of securities. To the extent that such restrictions limit the number of clients that can participate in an investment opportunity, our Adviser and our Subadviser have adopted policies they believe are designed to ensure fair allocation of such opportunities over time, taking into account available cash and investment objectives and policies of clients.

To the extent that our Adviser sources and structures private investments in MLPs and other publicly traded issuers, certain employees of our Adviser may become aware of actions planned by such issuers, such as acquisitions, which may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of an issuer about which our Adviser has material, nonpublic information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. Our investment opportunities also may be limited by affiliations of our Adviser, our Subadviser or their affiliates with essential asset companies.

Our Adviser, our Subadviser and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of our Adviser and our Subadviser that are the same as, different from or made at a different time from positions taken for us. Further, our Adviser and our Subadviser may at some time in the future, manage additional investment funds with the same investment objective as ours.

Code of Ethics

We, our Adviser and our Subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes”), which is applicable to officers, trustees, directors and designated employees of ours, our Adviser and our Subadviser. Subject to certain limitations, the Codes permit those officers, trustees, directors and designated employees (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

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The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The Codes are also available on our Adviser’s website at http://www.tortoiseadvisors.com.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, negotiation of brokerage commission rates and management of our covered call strategy. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider its ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the quality of execution and custodial services. The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for us. Our Adviser periodically evaluates the execution performance of brokers executing its transactions. Our Adviser does not adhere to any rigid formulas in making the selection of the applicable broker-dealer, but weighs a combination of the criteria discussed above.

Our Subadviser has full discretion in the selection of broker-dealers for the execution of client transactions with respect to the portion of our investment portfolio for which our Subadviser has management responsibility. Our Subadviser will endeavor to select those brokers or dealers that it believes will provide the best services and/or rates possible under the circumstances. When selecting a brokerage firm, consideration is given to a variety of factors including, but not limited to, execution capabilities, financial stability, ability to maintain confidentiality, and research and other services that can be reasonably expected to enhance our investment return. When broker-dealers are selected on the basis of their research services, our Subadviser may negotiate commissions that may be higher than for “execution only” transactions, but are nevertheless deemed reasonable in light of the value of such services provided, viewed in terms of either a particular transaction or the overall responsibilities of our Subadviser as to the accounts over which it exercises investment discretion.

Our Adviser receives unsolicited research from some of the brokers with which our Adviser places trades on our behalf, however, our Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. While our Adviser may review certain of the research received, our Adviser does not consider the research when selecting brokers to execute our transactions.

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Our Subadviser receives research from some of the brokers with which our Subadviser places trades on our behalf. Our Subadviser may recommend the use of or select a broker-dealer who provides useful research and securities transaction services even though a lower, or no, commission may be charged by a different broker-dealer who offers no research services or minimal securities transaction assistance. Research or other services paid for through broker commissions may or may not be useful in servicing our account. To this effect, broker-dealer trade volumes are periodically reviewed to verify such activity is not excessive or materially impactful to us.

We may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, our Adviser will consider each broker’s access to issuers of essential asset company securities and experience in essential asset markets, particularly the direct placement market. In addition to these factors, our Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, each of our Adviser and our Subadviser will not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser or our Subadviser, as applicable, an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser or our Subadviser, as applicable, determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of our Adviser or our Subadviser, as applicable, with respect to us and to other clients of our Adviser or our Subadviser, as applicable, as to which our Adviser or our Subadviser exercise investment discretion. Our Adviser and our Subadviser are further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to our Subadviser. Such allocation will be in such amounts and proportions as our Adviser or our Subadviser will determine and our Adviser or our Subadviser, as applicable, will report on said allocations regularly to our Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. We may engage in frequent and active trading of portfolio securities, but do not intend to do so under normal conditions.

Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low turnover of our core investment portfolio following the completion of our Private Investments approximately 12 months following the closing of this offering, not including purchases and sales of call options in connection with our covered call option overlay strategy. As such, on an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Immediately prior to the completion of this offering, there will be               common shares outstanding and one shareholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common shares for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and all officers and trustees, as a group.

Percentage of Shares of Common Shares Outstanding
		Immediately Prior to this		Immediately After this
		Offering		Offering
Name and	Type of
Address(2)	Ownership	Shares Owned	Percentage	Shares Owned	Percentage

____________________

(1)	Assumes issues of common shares offered hereby. Does not reflect common shares reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for and all officers and trustees is .

DETERMINATION OF NET ASSET VALUE

We compute the net asset value of our common shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as our Board of Trustees may determine. When considering an offering of common shares, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our net asset value available for publication daily on our Adviser’s website. Our net asset value equals the value of our total assets less: (1) all of our liabilities (including accrued expenses); (2) accumulated and unpaid dividends on any outstanding preferred shares; (3) the aggregate liquidation preference of any outstanding preferred shares; (4) accrued and unpaid interest payments on any outstanding indebtedness; (5) the aggregate principal amount of any outstanding indebtedness; and (6) any distributions payable on our common shares.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Trustees. Securities for which market quotations are readily available will be valued at “market value.” If market values are not readily available or cannot be obtained, or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Trustees. In these circumstances, we will determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors we deem appropriate. Our Adviser will attempt to obtain current information to value all fair valued securities, but it is anticipated that such information for certain of the private social infrastructure, sustainable infrastructure and energy infrastructure investments in our portfolio could be available on no more than a quarterly basis. Fair value pricing may require subjective determinations about the value of an asset or liability and may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

●

The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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●

An equity security of a company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into shares of publicly traded common stock or securities that may be sold pursuant to Rule 144 generally will be valued based on the value of the freely tradable common stock counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

●

Fixed income securities (other than the short-term securities as described below) are valued by (1) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (2) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

●

A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (1) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (2) whether the company has an effective registration statement in place for the securities; and (3) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

●

Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

●

Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Trustees, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Trustees.

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Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Trustees or a designated committee thereof for approval at the next regularly scheduled board meeting.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated or conversion transaction, constructive sale or straddle, trader in securities that has elected the mark-to-market method of account for its securities, U.S. holder (as defined below) whose functional currency is not the United States dollar or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

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Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax. In addition, a domestic Subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by Subsidiaries) would adversely affect the returns from investments held through the Subsidiaries.

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Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

MLP Equity Securities

MLPs are generally treated as publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership derives 90% or more of its gross income from qualifying sources, such as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) and the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber) or industrial source carbon dioxide. Most of the MLPs in which the Fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests may be treated as corporations. References in this discussion to MLPs include only those MLPs that are treated as partnerships for federal income tax purposes.

MLPs treated as partnerships for federal income tax purposes are taxed differently from corporations. A corporation is required to pay federal income tax on its income, and to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Partnerships, in contrast, generally pay no federal income tax at the entity level. The partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners based on their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be generally taxed only at one level—at the partner level.

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When the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income its allocable share of the income, gains, losses, deductions and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Cash distributions from an MLP to the Fund will be treated as a return of capital to the extent of the Fund’s basis in the MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in the MLP interest. As discussed above, in order to qualify as a RIC, the Fund must distribute to shareholders at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income that is allocated to the Fund from an MLP regardless of whether the MLP makes a cash distribution of such income to the Fund. As a result, if the taxable income allocated to the Fund from an MLP exceeds the cash distributions received from the MLP, the Fund may be required to sell other securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, in order to satisfy these distribution requirements.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an MLP interest equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s basis in the MLP interest. The amount realized by the Fund generally will be the amount paid by the purchaser of the MLP interest plus the Fund’s allocable share, if any, of the MLP’s debt that was allocated to the Fund prior to such sale, exchange or other taxable disposition. The Fund’s basis in an MLP interest generally is equal to the amount the Fund paid for the MLP interest, (1) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (2) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the MLP interest by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP interest (or by an MLP on a disposition of an underlying asset) may be taxed as ordinary income under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may be used only to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP interest (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income.

As discussed above, net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly traded partnerships.

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The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs taxed as partnerships may be treated as items of tax preference for purposes of the federal alternative minimum tax (the “AMT”). The Fund intends to apportion these items in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Municipal Securities and Other Debt Instruments

The Fund expects that it will invest less than 50% of its total assets in municipal securities and that the municipal securities in which it invests will primarily be taxable municipal securities whose income is subject to U.S. federal income tax. As a result, the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders, and interest on municipal securities will be taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal securities will be taxable to shareholders of the Fund when distributed to them.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund’s investment in lower rated or unrated debt securities may present tax risks for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

If the Fund invests in tax credit Build America Bonds or certain other bonds generating tax credits issued on or before December 31, 2017, it may make an election to pass through the credits to its shareholders. If such an election is made, the Fund will be required to (1) include in gross income for the tax year, as interest, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made and (2) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Fund (1) will be required to include in gross income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (2) will be permitted to take the shareholder’s proportionate share of the credits against the shareholder’s federal income tax liability. If the Fund makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. If the Fund passes tax credits through to shareholders, shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

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Options and Other Derivative Instruments

The Fund’s transactions in options and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), and (2) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a RIC and for avoiding federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The taxation of options is generally governed by Code section 1234. Pursuant to Code section 1234, if an option written by the Fund expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss generally will be short-term capital gain or loss.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities generally will not be treated as a straddle subject to the straddle rules described above. In general, a qualified covered call option is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092), is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividends received with respect to stock held as part of the straddle may be eligible for qualified dividend income treatment and the corporate dividends received deduction (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

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The Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. In general, the Fund would be required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Fund’s taxable year (and on October 31 of each year for purposes of the 4% excise tax) and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts would be treated as long-term capital gain or loss and forty percent of such gain or loss would be treated as short-term capital gain or loss (“60/40 gain or loss”).

The Code permits a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “mark-to-market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for federal income tax purposes. The net capital gain or loss is treated as 60/40 gain or loss if it is attributable to the section 1256 contract positions or all short-term capital gain or loss if it is attributable to the non-section 1256 contract positions.

The wash sale rules may apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

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The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. RICs currently cannot pass the special character of this income through to shareholders. As a result, if the Fund invests in REITs, shareholders of the Fund will not be entitled to this deduction while direct investors in REITs may be entitled to this deduction.

Recent tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 provides a limitation on the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income. The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. It is unclear whether RICs will be subject to this rule and, if so, how it will be applied, but this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

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Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

The Fund intends in general to apportion these items of tax preference for purposes of the AMT in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction) for shareholders subject to the AMT.

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

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If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our shares to shareholders may be subject to this additional tax.

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U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our shares (a “Non-U.S. Shareholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Shareholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Shareholder that holds, at any time, more than five percent of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Shareholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Shareholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Shareholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Shareholder will be allowed as a credit against such Non-U.S. Shareholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

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Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally impose a 30% withholding tax on distributions paid with respect to our shares and, on and after January 1, 2019, the gross proceeds from a disposition of our shares paid to (1) a foreign financial institution (as defined in section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (2) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in our shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

PROXY VOTING POLICIES

We, our Adviser and our Subadviser have adopted proxy voting policies and procedures (“Proxy Policies”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our shareholders. Subject to the oversight of the Board of Trustees, the Board has delegated responsibility for implementing the Proxy Policies to our Adviser or our Subadviser. Because of the unique nature of certain essential assets in which we primarily invest, our Adviser or our Subadviser will evaluate each proxy on a case-by-case basis. Our Adviser and/or our Subadviser, as applicable, do not believe it is prudent to adopt pre-established voting guidelines with respect to proxies of MLPs, securities of private clean energy and infrastructure companies or fixed income securities. Proxies of MLPs are expected to relate only to extraordinary measures. Proxies of fixed income securities are expected to involve amendments to loan documentation, borrower compliance with restricted financial covenants, registration rights, prepayments, insolvency, and other distressed financial covenants.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters associated with equity securities, such as, for example, election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser or our Subadviser determine that it has a conflict or our Adviser or our Subadviser determine that there are other reasons not to vote with management. On nonroutine matters, such as, for example, amendments to governing instruments and stockholder proposals, our Adviser or our Subadviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner that it believes to be in the best economic interest of our shareholders. In the event requests for proxies are received with respect to debt securities, our Adviser or our Subadviser will vote on a case by case basis in a manner that it believes to be in the best economic interest of our shareholders.

The investment team of our Adviser responsible for the Fund, or a Managing Director of our Adviser designated by such investment team, and the Chief Investment Officer of our Subadviser is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies that we do not receive but will make reasonable efforts to obtain missing proxies. The investment team of our Adviser responsible for the Fund, or a Managing Director of our Adviser designated by such investment team, and the Chief Investment Officer of our Subadviser will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting will be determined by the investment team of our Adviser responsible for the Fund, or a Managing Director of our Adviser designated by such investment team, or our Subadviser and will be executed by the Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

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In certain limited circumstances, particularly in the area of structured finance, our Subadviser may enter into voting agreements or other contractual obligations that govern the voting of shares or other interests and, in such cases, will vote any shares or other interests by proxy in accordance with such agreement or obligation. In addition, where our Subadviser determines that there are unusual costs and/or difficulties associated with voting a particular security, which more typically might be the case with respect to securities of non-U.S. issuers, our Subadviser reserves the right not to vote a security by proxy unless our Subadviser determines that the potential benefits of voting the security exceed the expected cost. Other factors that may influence our Subadviser’s determination not to vote a debt or equity security include if: (1) the effect on the applicable client’s economic interests or the value of the account’s holding is insignificant in relation to the client’s account as a whole; (2) the cost of voting the security outweighs the possible benefit to the applicable client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the account managers to effect trades in the related security; or (3) our Subadviser otherwise determines that it is consistent with our Subadviser’s fiduciary obligations not to vote the security.

If a request for proxy presents a conflict of interest between our shareholders, on the one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our Adviser’s management may: (1) disclose the potential conflict to the Board of Trustees and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

If a request for proxy presents a conflict of interest between our shareholders, on the one hand, and our Subadviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our Subadviser’s management may: (1) vote in accordance with the voting guidelines or factors set forth in these proxy voting policies and procedures; (2) vote in accordance with the recommendation of an independent third-party service provider; (3) vote in accordance with the instructions of the client; or (4) not vote or abstain from voting the securities.

Information regarding how we vote proxies will be available without charge by calling us at               . You also may access this information on the SEC’s website at http://www.sec.gov. Our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               ,               , serves as our independent registered public accounting firm.                provides audit and audit-related services, and tax return preparation and assistance to us.

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ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

               ,               , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of               %.

               ,               , will serve as our custodian.

               ,               , will serve as our fund accountant.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the common shares, offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information in our registration statement, including amendments, exhibits and schedules thereto. Please refer to the registration statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Copies of the registration statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, we are not deemed to be a “commodity pool operator” under the CEA, and accordingly, are not subject to registration or regulation as such under the CEA.

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INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities	F-3
Notes to Statement of Assets and Liabilities	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME]

TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

STATEMENT OF ASSETS AND LIABILITIES
           , 2018

Assets:
Cash	$
Deferred offering costs
Total assets	$
Liabilities:
Accrued offering costs	$
Total liabilities
Net assets applicable to common shareholders	$
Net Assets Applicable to Common Shareholders Consist of:
Capital shares, $0.001 par value; shares issued and outstanding ( shares
authorized)	$
Additional paid-in capital
Net assets applicable to common shareholders	$
Net asset value per common shares outstanding (net assets applicable to common shares, divided
by common shares outstanding)	$

The accompanying notes are an integral part of the statement of assets and liabilities.

TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES
           , 2018

Tortoise Essential Assets Income Term Fund

STATEMENT OF ADDITIONAL INFORMATION

, 2018

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s financial statements dated           , notes to the financial statements and report of independent public accountants thereon will be filed by amendment to the Registrant’s registration statement.

2. Exhibits:

Exhibit No.	Description of Document
a.1,	Articles of Incorporation.(1)

a.2.	Amended Articles of Incorporation.(1)

a.3	Articles of Conversion.(2)

a.4	Certificate of Trust.(2)

b.	Bylaws.(3)

c.	None.

d.	Form of Common Share Certificate.(3)

e.	Automatic Dividend Reinvestment Plan.(3)

f.	Not applicable.

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated , 2018.(3)

g.2.	Investment Subadvisory Agreement with Tortoise Credit Strategies, LLC dated , 2018.(3)

h.	Form of Underwriting Agreement.(3)

i.	Not applicable.

j.	Custody Agreement with dated , 2018.(3)

k.1.	Share Transfer Agency Agreement with dated , 2018.(3)

k.2.	Administration Agreement with dated , 2018.(3)

l.	Opinion of Venable LLP.(3)

m.	Not applicable.

n.	Consent of Independent Registered Public Accounting Firm.(3)

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.1.	Code of Ethics of the Registrant.(3)

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.(3)

r.3.	Code of Ethics of Tortoise Credit Strategies, LLC.(3)
____________________

(1) Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 24, 2017 (File Nos. 811-23248 and 333-217430).
(2) Filed herewith.
(3) To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement included as Exhibit h. hereto.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

FINRA filing fee	$*
Securities and Exchange Commission fees	$*
New York Stock Exchange listing fee	$*
Directors’ fees and expenses	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Printing Expenses	$*
Transfer Agent’s fees	$*
Miscellaneous	$*
Total	$*
____________________

* To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of           , 2018, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.001 par value per share

Item 30. Indemnification

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s Declaration of Trust authorizes the Registrant to obligate itself, and the Registrant’s Bylaws obligate it, to the maximum extent permitted by the Maryland General Corporation Law (the “MGCL”) for directors, officers, employees and agents of a Maryland corporation and subject to the requirements of the 1940 Act, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

●	any present or former trustee or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or
●

any individual who, while a trustee or officer of the Registrant and at the Registrant’s request, serves or has served as a director, trustee officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Registrant’s Declaration of Trust and Bylaws also permit it to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant or a predecessor of the Registrant.

The MGCL requires a corporation (unless its charter provides otherwise, which the Registrant’s Declaration of Trust does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Adviser

The information in the prospectus under the caption “Management of the Fund—Investment Adviser and Subadviser” and the statement of additional information under the caption “Management of the Fund—Directors and Officers” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., and the Registrant’s subadviser, Tortoise Credit Strategies, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian,           ,           , at the offices of the transfer agent, ,           ,           , or at the offices of the administrator, ,           ,           .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant is filing this registration statement pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), and undertakes that:

a. for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Leawood and State of Kansas, on the 25th day of July, 2018.

Tortoise Essential Assets Income Term Fund

By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ P. Bradley Adams	Chief Executive Officer	July 25, 2018
P. Bradley Adams	(Principal Executive Officer)

/s/ P. Bradley Adams	Chief Financial Officer	July 25, 2018
P. Bradley Adams	(Principal Financial and Principal
Accounting Officer)

/s/ P. Bradley Adams	Trustee	July 25, 2018
P. Bradley Adams

EXHIBIT INDEX

Exhibit No.	Description of Document
a.3	Articles of Conversion

a.4	Certificate of Trust